Registration No. 2-90309
--------------------------------------------------------------

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                              FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                     [ ]
                                   ----
     Post-Effective Amendment No.   43               [X]
                                   ----
     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.   44                              [X]
                    ----

                   SUMMIT MUTUAL FUNDS, INC.
     (Exact Name of Registrant as Specified in Charter)

        1876 Waycross Road, Cincinnati, Ohio 45240
         (Address of Principal Executive Offices)

                         (513) 595-2600
                (Registrant's Telephone Number)

                    John F. Labmeier, Esq.
          The Union Central Life Insurance Company
                      P.O. Box 40888
                  Cincinnati, Ohio 45240
          (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on October 1, 2004 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This amendment No. 43 under the Securities Act of 1933, and Amendment No. 44 under the Investment Company Act of
1940, to the Registration Statement on Form N-1A of
Summit Mutual Funds, Inc. is filed solely to solely to reflect the conversion of the three 12b-1 classes of shares (Nasdaq-100 Index Fund Class F, Total Stakeholder
Impact Fund Class F and Everest Fund Class F) to "A" shares with a front-end sales charge, and does not other-wise delete, amend, or supersede any prospectus, state-ment of additional information, exhibit, undertaking, or other information contained in the Registration Statement.

                          PART A


           INFORMATION REQUIRED IN A PROSPECTUS

Summit
Mutual                     Prospectus
Funds


                                     Everest Fund
                                     Nasdaq-100 Index Fund
                                     Total Stakeholder Impact
Fund
                                     Bond Fund
                                     Short-term Government Fund
                                     High Yield Bond Fund
                                     Money Market Fund

          These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor any state. Neither the SEC nor any state has determined
          whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                     SUMMIT
          , 2004             [logo]  MUTUAL
                                     FUNDS

October 1, 2004


                      SUMMIT MUTUAL FUNDS, INC.

                         TABLE OF CONTENTS

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . 1
FUND PROFILES. . . . . . . . . . . . . . . . . . . . . . . 2
 EVEREST FUND PROFILE. . . . . . . . . . . . . . . . . . . 2
 NASDAQ-100 INDEX FUND PROFILE . . . . . . . . . . . . . . 4
 TOTAL STAKEHOLDER IMPACT FUND PROFILE . . . . . . . . . . 7
 BOND FUND PROFILE . . . . . . . . . . . . . . . . . . . .10
 SHORT-TERM GOVERNMENT FUND PROFILE. . . . . . . . . . . .12
 HIGH YIELD BOND FUND PROFILE. . . . . . . . . . . . . . .14
 MONEY MARKET FUND PROFILE . . . . . . . . . . . . . . . .17
FEES AND EXPENSES OF THE FUNDS . . . . . . . . . . . . . .19
OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS. . . . . .20
 FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . .20
 FOREIGN CURRENCY TRANSACTIONS . . . . . . . . . . . . . .21
 HIGH YIELD BONDS. . . . . . . . . . . . . . . . . . . . .22
 REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . .22
 REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . .22
 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. . . .22
 OPTIONS ON SECURITIES INDICES . . . . . . . . . . . . . .24
 COLLATERALIZED MORTGAGE OBLIGATIONS . . . . . . . . . . .24
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES . . . . . . .25
 LENDING FUND SECURITIES . . . . . . . . . . . . . . . . .26
 OTHER INFORMATION . . . . . . . . . . . . . . . . . . . .26
FUND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . .26
 INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . .26
 ADVISORY FEE. . . . . . . . . . . . . . . . . . . . . . .27
 SUBADVISER. . . . . . . . . . . . . . . . . . . . . . . .27
SHAREHOLDER INFORMATION. . . . . . . . . . . . . . . . . .27
 CLASSES OF SHARES OFFERED BY THE FUNDS. . . . . . . . . .27
 DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) PLAN . . . .28
 PRICING OF FUND SHARES. . . . . . . . . . . . . . . . . .29
 PURCHASE OF SHARES. . . . . . . . . . . . . . . . . . . .29
 MINIMUM INVESTMENTS . . . . . . . . . . . . . . . . . . .30
 SALES CHARGES . . . . . . . . . . . . . . . . . . . . . .30
 REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . .34
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. . . . . . . . .39
FEDERAL TAXES. . . . . . . . . . . . . . . . . . . . . . .39
STATE AND LOCAL TAXES. . . . . . . . . . . . . . . . . . .40
CUSTODIAN, FUND ACCOUNTANT, TRANSFER, DIVIDEND DISBURSING
 AND CUSTOMER SERVICE AGENT. . . . . . . . . . . . . . . .40
NASDAQ AND TOTAL STAKEHOLDER IMPACT DISCLAIMERS. . . . . .40
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . .41
APPENDIX A: RATINGS. . . . . . . . . . . . . . . . . . . .48

                        INTRODUCTION

This prospectus explains the objectives, risks and strategies of seven of the sixteen Funds comprising Summit Mutual Funds, Inc. ("Summit Mutual Funds"), each of which is advised by Summit Investment Partners, Inc. (the "Adviser"). Each Fund Profile below summarizes important facts about the Fund, including its investment objective, strategy, risks and past investment performance. More detailed information about the Funds' investment policies and strategies is provided after the Profiles, along with information about Fund expenses for each Fund.

The seven Funds included in this Prospectus are part of the Summit Mutual Funds' SUMMIT APEX SERIES, whose shares are offered to institutional and retail investors. These Funds are also offered to The Union Central Life Insurance Company ("Union Central") and its exempt separate accounts.

This prospectus offers two classes of shares:
     1) Each Fund offers shares without a sales charge; and
     2) Three Funds (Everest Fund, Nasdaq-100 Index Fund and Total Stakeholder Impact Fund) also offer Class A shares which are subject to an initial sales charge and a Distribution and Shareholder Service (12b-1) Plan fee.

Union Central currently has voting control of Summit Mutual Funds. With voting control, Union Central may make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of other shareholders.

INDEX FUNDS

THE NASDAQ-100 INDEX FUND seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

THE TOTAL STAKEHOLDER IMPACT FUND seeks investment results that closely correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). To pursue this objective, the Fund will invest in ALL stocks that are included in the S&P 500 Index under normal market conditions. The Fund also seeks to promote better business practices by investing more in companies represented in the Index that conduct their business commendably with respect to their stakeholders.

MANAGED FUNDS

THE EVEREST FUND seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

THE BOND FUND seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

THE SHORT-TERM GOVERNMENT FUND seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government and its agencies.

THE HIGH YIELD BOND FUND seeks high current income and capital appreciation, secondarily.

THE MONEY MARKET FUND seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

FUND PROFILES

EVEREST FUND PROFILE

Investment Objective
The Everest Fund seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies
A major portion of the Everest Fund will be invested in common stocks. The Fund seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Fund may invest all or a portion of its assets in preferred stocks, bonds, con-vertible preferred stocks, convertible bonds, and convertible debentures. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Fund may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Fund normally will remain primarily invested in common stocks.

The Everest Fund's investment strategy is based upon the belief of the Adviser that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. The Adviser believes that favorable changes in market prices are more likely to begin when:

o  securities are out-of-favor,
o  price/earnings ratios are relatively low,
o  investment expectations are limited, and
o  there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments.

The Fund may invest up to 20% of its assets in financial futures contracts and options and stock index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund.

Primary Risks
An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund's primary risks include:

o Market risk: The Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Fund could drop
   in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of
   falling prices.

o Financial risk: The Fund's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Fund purchases.

o Investment style risk: The Fund's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Everest Fund. The bar chart shows how the Fund's Class I shares' annual performance has varied from year to year since its inception. The table shows how the Fund's average annual total returns for one year and since inception compare with those of the Russell 1000 Value Index. The bar chart does not reflect the impact of sales charges (which apply to Class A shares), which would lower returns below those shown in the bar chart. The table does not reflect the impact of front-end sales charges, which may be applicable to purchases of Class A shares beginning October 1, 2004. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]

                   Everest Fund Total Returns

  40.00%-                                            34.91%
                                                    /-----/
  30.00%-                                           /     /
                                                    /     /
  20.00%-        12.40%                             /     /
                /-----/      10.45%                 /     /
  10.00%-       /     /     /-----/                 /     /
                /     /     /     /                 /     /
   0.00%- ------/-----/-----/-----/-----/-----/-----/-----/
                                        /     /
 -10.00%-        2000        2001       /2002 /      2003
                                        /     /
 -20.00%-                               /     /
                                        /-----/
 -30.00%                                -23.81%

*Year-to-date total return through June 30, 2004 was 4.58%.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 06/30/03) and the lowest return for a quarter was -21.37% (quarter ended 09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2003

                                            1 Year    Since Inception
                                            ------   -----------------
  Class I Shares                                     December 29, 1999

    Return Before Taxes                     34.91%        6.38%
    Return After Taxes on Distributions(1)  34.21%        5.09%
    Return After Taxes on Distributions
       and Sale of Fund Shares(1)           22.70%        4.71%

  Class A Shares(2)                                   July 1, 2002

    Return Before Taxes                     34.58%        8.62%

  Russell 1000 Value Index(3)               30.03%        2.91%

__________
(1) After-tax returns are presented for Class I shares only. After-tax returns for Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Prior to October 1, 2004, Class A shares were designated as Class F shares and were not subject to an initial sales charge.
(3) Reflects no deduction for fees, expenses or taxes.

NASDAQ-100 INDEX FUND PROFILE

Investment Objective
The Nasdaq-100 Index Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies
The Nasdaq-100 Index Fund seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the Nasdaq-100 Index should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

The Nasdaq-100 Index Fund may invest up to 5% of its assets in Nasdaq-100 Shares(R). Nasdaq-100 Shares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Fund may invest up to 20% of its assets in Nasdaq-100 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Under normal circumstances, the Fund will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100 Index. Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Fund's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund's primary risks include:

0 Market risk: The Nasdaq-100 Index Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

0 Investment style risk: Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

0 Concentration risk: The Nasdaq-100 Index Fund is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry or related industries (e.g., Technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-
   based stock indexes. The Nasdaq-100 Index Fund is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g. Microsoft Corporation, Intel Corporation, Cisco Systems Inc., etc.).

0 Correlation risk: Because the Nasdaq-100 Index Fund has expenses, and the Nasdaq-100 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

0 Nondiversification risk: Under securities laws, the Fund is considered a "nondiversified investment company." The Fund is,
   however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to
50%
   of its total assets as of the end of each of the Fund's tax quarters. Consequently, the Fund could become somewhat riskier
   because it would have the ability to hold a larger position in a fewer number of securities than if it were a diversified investment company. At any point in time, if following the investment strategy outlined above would put the Fund in jeopardy of failing the tax rules on diversification, the Fund intends to immediately alter its investment strategy to comply with the tax rules. Such alteration could include reducing investment exposure, pro-rata, to those investments causing the
   Fund to be in jeopardy of violating the tax rules.

0 Derivatives Risk: The Fund may invest in stock futures and options, and stock index futures and options. The Fund will not
   use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Fund will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while main-taining exposure to the market. The principal risk of derivatives used in this context is that the derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Nasdaq-100 Index Fund. The bar chart shows how the Fund's Class I shares' annual performance has varied from year to year since its inception. The table shows how the Fund's average annual total returns for one year and since inception compare with those of the Nasdaq-100 Index. The bar chart does not reflect the impact of sales charges (which apply to Class A shares), which would lower returns below those shown in the bar chart. The table does not reflect the impact of front-end sales charges, which may be applicable to purchases of Class A shares beginning October 1, 2004. Absent limitation of the Fund's expenses, total returns would be lower. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]

             Nasdaq-100 Index Fund Total Returns

  50.00%-                                           47.84%
                                                    /-----/
  40.00%-                                           /     /
                                                    /     /
  30.00%-                                           /     /
                                                    /     /
  20.00%-                                           /     /
                                                    /     /
  10.00%-                                           /     /
                                                    /     /
   0.00%- ------/-----/-----/-----/-----/-----/-----/-----/
                /     /     /     /     /     /
 -10.00%-       /2000 /     /2001 /     /2002 /      2003
                /     /     /     /     /     /
 -20.00%-       /     /     /     /     /     /
                /     /     /     /     /     /
 -30.00%-       /     /     /     /     /     /
                /     /     /-----/     /     /
                /-----/                 /-----/
 -40.00%-
                -36.84%     -34.06%     -38.08%

*Year-to-date total return through June 30, 2004 was 2.97%.

During the period shown in the bar chart, the highest return for a calendar quarter was 34.38% (quarter ended 12/31/01) and the lowest return for a quarter was -36.35% (quarter ended 09/30/01).

Average Annual Total Returns for Periods Ended December 31, 2003

                                            1 Year   Since Inception
                                            ------  -----------------
  Class I Shares                                    December 29, 1999

    Return Before Taxes                     47.84%     -20.77%
    Return After Taxes on Distributions(1)  47.84%     -20.83%
    Return After Taxes on Distributions
       and Sale of Fund Shares(1)           31.10%     -16.56%

  Class A Shares(2)                                   July 1, 2002

    Return Before Taxes                     47.42%      23.55%

  Nasdaq 100 Index(3)                       49.48%     -19.93%

__________
(1) After-tax returns are presented for Class I shares only. After-tax returns for Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Prior to October 1, 2004, Class A shares were designated as Class F shares and were not subject to an initial sales charge.
(3) Reflects no deduction for fees, expenses or taxes.

TOTAL STAKEHOLDER IMPACT FUND PROFILE

Investment Objective
The Total Stakeholder Impact Fund seeks investment results that closely correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. To pursue this objective, the Fund will invest in ALL stocks that are included in the S&P 500 Index under normal market conditions.

The Fund also seeks to promote better business practices by investing more in companies in the Index that conduct their business commendably with respect to their stakeholders.

     Businesses have a role to play in improving the lives of all their customers, employees, and shareholders
("stakeholders")
     by sharing with them the wealth they have created.
Suppliers
     and competitors as well should expect businesses to honor their obligations in a spirit of honesty and fairness. As responsible citizens of the legal, national, regional and global communities in which they operate, businesses share a part in shaping the future of their communities.

     Attributed to the Caux Institute for Global Responsibility

For example:

CUSTOMERS deserve high quality products, fair advertising, remedies and respect.

EMPLOYEES deserve to be treated with dignity, to be paid a living wage on a non-discriminatory basis, to work in a safe environment and to associate freely.

OWNER/INVESTORS deserve a fair and competitive return, transparency in company operations, and a voice in corporate governance.

SUPPLIERS deserve mutual respect and long-term stability in return for value, quality, competitiveness, reliability and employment practices that respect human dignity.

COMPETITORS deserve fair and respectful competition.

COMMUNITIES deserve the support of public policies that promote human development and raise the standards of health, education, workplace safety and economic well-being.

The ENVIRONMENT deserves protection and improvement through sustainable business practices.

Source:  The Caux Institute For Global Responsibility Principles
         For Business.  The Caux Principles For Business
         (published in 1994) are the first published worldwide standard for ethical and responsible business practices developed by global business leaders. They are published
         in sixteen languages.

The use of the Caux Principles For Business does not in any way constitute an endorsement by the Caux Institute for Global
Responsibility of the financial prospects of the Fund or its investment strategy.

Investment Strategies
To pursue its goals, the Fund will invest in all the stocks that are included in the S&P 500 Index under normal market conditions. However, the percentage invested in each stock will vary from the S&P 500 Index weighting to reflect the company's Total Stakeholder Impact (TSI) rating. The TSI rating reflects the company's scoring on a series of benchmarks corresponding to each of its stakeholders.

The Fund will give stocks with a TSI rating of 10 approximately the weight that a traditional S&P 500 Index fund would give them; stocks with a TSI rating of 20, about twice that weight and ones with a TSI rating of 1 about 1/10 of that weight. Summit Investment Partners reserves the right to modify the weighting scheme based on a proprietary weighting system.

The Fund may invest up to 5% of its assets in Standard & Poor's
Depositary Receipts(R) ("SPDRs(R)"). SPDRs(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.

The Fund may invest up to 20% of its assets in S&P 500 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Investments in SPDRs, futures and options will not reflect TSI ratings.

Under normal circumstances, the Fund will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index. Although the Adviser will attempt to invest as much of the Fund's assets as is practical in stocks included among the S&P 500 Index and futures contracts and related options under normal market conditions, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund's primary risks include:

o Market risk: The Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value
   over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

o Large company stock risk: Stocks of large companies, such as many of the companies represented in the S&P 500 Index, occasionally go through cycles of doing worse than the stock markets in general or other types of investments.

o Investment style risk: TSI ratings will result in overweighting and underweighting most stocks in the S&P 500
   Index. These variances might result in worse (or better) returns.

o Correlation risk: Because the Fund has expenses, and the S&P 500 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains
   small, it may have a greater risk that its performance will not match that of the Index.

o Derivatives risk: The Fund may invest in stock futures and options, and stock index futures and options. The Fund will not
   use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Fund will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risk of derivatives used in this context is that the derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Total Stakeholder Impact Fund. The bar chart shows how the Fund's Class I shares' annual performance has varied from year to year since its inception. The table shows how the Fund's average annual total returns for one year and since inception compare with those of the S&P 500 Index. The bar chart does not reflect the impact of sales charges (which apply to Class A shares), which would lower returns below those shown in the bar chart. The table does not reflect the impact of front-end sales charges, which may be applicable to purchases of Class A shares beginning October 1, 2004. Absent limitation of the Fund's expenses, total returns would be lower. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]

  Total Stakeholder Impact Fund Total Returns

  36.00%-                                27.76%
                                        /-----/
  24.00%-                               /     /
                                        /     /
  12.00%-                               /     /
                                        /     /
   0.00%- ------/-----/-----/-----/-----/-----/
                /2001 /     /2002 /      2003
 -12.00%-       /-----/     /     /
                -12.75%     /-----/
 -24.00%-                   -22.23%

*Year-to-date total return through June 30, 2004 was 2.78%.

During the period shown in the bar chart, the highest return for a calendar quarter was 14.99% (quarter ended 06/30/03) and the lowest return for a quarter was -17.09% (quarter ended 09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2003

                                            1 Year     Since Inception
  Class I Shares                                      December 28, 2000

    Return Before Taxes                     27.76%      -4.99%
    Return After Taxes on Distributions(1)  27.36%      -5.29%
    Return After Taxes on Distributions
      and Sale of Fund Shares(1)            18.04%      -4.39%

  Class A Shares(2)                                    July 1, 2002

    Return Before Taxes                     27.58%       9.25%

  S&P 500 Index(3)                          28.67%      -4.37%

__________
(1) After-tax returns are presented for Class I shares only. After-tax returns for Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Prior to October 1, 2004, Class A shares were designated as Class F shares and were not subject to an initial sales charge.
(3) Reflects no deduction for fees, expenses or taxes.

BOND FUND PROFILE

Investment Objective
The Bond Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Investment Strategies
Under normal circumstances, the Bond Fund will invest at least
80% of the value of its assets in fixed income securities.
Further, the Bond Fund normally will invest at least 75% of the value of its assets in:

  o publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"),
  o obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or
  o  cash and cash equivalents.

Up to 25% of the Bond Fund's total assets may be invested in debt securities that are unrated or below investment-grade bonds
("high yield" or "junk" bonds).  Up to 20% of the Bond
Portfolio's total Assets may be invested in:

          o  convertible debt securities,
          o  convertible preferred and preferred stocks, or
          o  other securities.

The Bond Fund generally will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

The Fund may invest up to 20% of its assets in financial futures contracts or options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund.

A description of the corporate bond ratings assigned by Standard
& Poor's and Moody's is included in the Appendix.

Primary Risks
An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund's primary risks include:

o Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Investors should note that short-term interest rates currently are at or near historic lows. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher
yields    than shorter maturity bonds.  Interest rate risk is a
risk
   inherent in all bonds, regardless of credit quality.

The Fund maintains an intermediate-term average maturity.

o Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security,
   the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

   The credit risk of the Fund is a function of the credit quality of its underlying securities. The average credit quality of the Fund generally is expected to be high, although certain individual securities held in the Fund may have substantial credit risk. The Fund may invest up to 25% of its assets in securities rated below investment grade. Securities rated below investment grade generally have substantially more credit
   risk than securities rated investment grade. Securities rated below investment grade are defined as having a rating below
Baa
   by Moody's and below BBB by Standard & Poor's (See Appendix A:
   Ratings - Corporate Bond Ratings).

o Income risk: Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average
   maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Fund maintains an intermediate average maturity and is actively traded. Therefore, income risk is expected to be moderate to high.

o Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-
   backed securities and callable bonds will be repaid earlier than scheduled, and the Adviser will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and currently
   callable bonds is generally expected to be low to moderate. Therefore, the prepayment risk of the Fund generally is expected to be low to moderate. Other factors, including interest rate risk and credit risk can cause fluctuation in bond prices.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Bond Fund. The bar chart shows how the Fund's annual performance has varied from year to year since its inception. The table shows how the Fund's average annual total returns for one year and since inception compare with those of the Lehman Brothers Aggregate Bond Index. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
           Bond Fund Total Returns

 10.00-                                 9.43%
                                       |-----|
  8.00%-        7.22%                  |     |
               |-----|                 |     |
  6.00%-       |     |      5.44%      |     |
               |     |     |-----|     |     |
  4.00%-       |     |     |     |     |     |
               |     |     |     |     |     |
  2.00%-       |     |     |     |     |     |
               |     |     |     |     |     |
  0.00%- ------|-----|-----|-----|-----|-----|
                2001        2002        2003

*Year-to-date total return through June 30, 2004 was 0.28%.

During the period shown in the bar chart, the highest return for a calendar quarter was 4.35% (quarter ended 06/30/03) and the lowest return for a quarter was -0.03% (quarter ended 06/30/01).

Average Annual Total Returns for Periods Ended December 31, 2003

                                             1 Year  Since Inception
                                                      April 3, 2000
    Class I Shares
    Return Before Taxes                       9.43%       7.39%
    Return After Taxes on Distributions(1)    6.64%       4.67%
    Return After Taxes on Distributions
       and Sale of Fund Shares(1)             6.07%       4.62%
  Lehman Brothers Aggregate Bond Index(2)     4.10%       8.53%

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.

SHORT-TERM GOVERNMENT FUND PROFILE

Investment Objective
The Short-term Government Fund seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government or its agencies or instrumentalities.

Investment Strategies
Under normal market conditions, the Fund will invest 100% of its assets in bonds issued by, or derivatives related to, the U.S. government and its agencies. The majority of the Fund's holdings will have a maturity or average life of five years or less. The Fund will maintain a dollar-weighed average maturity of less than three years. The Fund may invest up to 20% of its total assets in financial futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund will not use these instruments for speculative purposes. The reasons the Fund will invest in derivatives is to reduce transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

Primary Risks
An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund's primary risks include:

o Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise.
Investors
   should note that short-term interest rates currently are at or near historic lows. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. The Fund expects that it will maintain a short average maturity.

o Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. Given that 100% of the assets held by the Fund are issued by the U.S. government or its agencies, the credit risk to the Fund should be low.

o Income risk: Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for short-term bonds.

o Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-
   backed securities and callable bonds will be repaid earlier than scheduled, resulting in reinvestment of the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and callable bonds is expected to be low to moderate.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Short-term Government Fund. The bar chart shows how the Fund's annual performance has varied from year to year since its inception. The table shows how the Fund's average annual total returns for one year and since inception compare with those of the Salomon 1-5 Year Treasury Index. Absent limitation of the Fund's expenses, total returns would be lower. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
Short-term Government Fund Total Returns

  8.00%-       6.83%
              |-----|      6.42%
  6.00%-      |     |     |-----|
              |     |     |     |
  4.00%-      |     |     |     |
              |     |     |     |
  2.00%-      |     |     |     |      1.13%
              |     |     |     |     |-----|
  0.00%- -----|-----|-----|-----|-----|-----|
               2001        2002        2003

*Year-to-date total return through June 30, 2004 was -0.25%.

During the period shown in the bar chart, the highest return for a calendar quarter was 3.59% (quarter ended 09/30/01) and the lowest return for a quarter was -0.02% (quarter ended 12/31/03).

Average Annual Total Returns for Periods Ended December 31, 2003

                                             1 Year   Since Inception
                                             ------   ---------------
                                                       April 3, 2000
    Return Before Taxes                       1.13%      5.77%
    Return After Taxes on Distributions(1)    0.18%      3.99%
    Return After Taxes on Distributions
        and Sale of Fund Shares(1)            0.76%      3.84%
  Salomon 1-5 Year Treasury Index(2)          2.06%      6.75%

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.

HIGH YIELD BOND FUND PROFILE

Investment Objective
The High Yield Bond Fund seeks high current income and capital appreciation, secondarily.

Investment Strategies
The Fund invests primarily in high yield, high risk ("junk") bonds, with intermediate maturities. For its investments, the Fund seeks to identify high yield bonds of companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial condition gives them greater value relative to other companies in the high yield market, providing the further potential for capital appreciation. Consequently, capital appreciation is a secondary objective of the Fund. Under normal circumstances, the Fund will invest at least 80% of its assets in high yield, high risk bonds, also known as "junk" bonds.

The Adviser will actively manage the Fund to take advantage of relative values of various sectors of the high yield market in order to seek high current income and secondarily, capital appreciation. Among the factors that are important in the Adviser's securities selection are credit fundamentals and technical trading factors. The Adviser researches the bonds it purchases to make its own determination of the issuer's creditworthiness and underlying strength. By using this strategy, the Adviser seeks to outperform the high yield bond market as a whole by choosing individual securities that may be overlooked by other investors, or bonds that are likely to improve in credit quality.

The Adviser makes a decision to sell a portfolio security held by the Fund when (1) the security has appreciated in value due to market conditions and the issuing company's financial condition;
(2) the issuing company's financial position indicates the company will not perform well and the price of the security could fall; or (3) the Adviser identifies another security that is potentially more valuable for current income or capital appreciation compared to securities held by the Fund.

When a corporation or a government entity issues a bond, it generally submits the security to one or more rating organizations, such as Moody's or Standard & Poor's. These services evaluate the creditworthiness of the issuer and assign a rating, based on their evaluation of the issuer's ability to repay the bond. Bonds with ratings below Baa (Moody's) or BBB (Standard & Poor's) are considered below investment grade and are commonly referred to as junk bonds. Some bonds are not rated at all. The Adviser determines the comparable rating quality of bonds that are not rated.

High yield, high-risk bonds present both an opportunity and a danger. These junk bonds generally offer higher interest payments because the company that issues the bond -- the issuer -- is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.

In response to unfavorable conditions in the high yield bond market, the Fund may make temporary investments, without limitation, such as shifting its investments to money market securities, cash or higher rated bonds, which could cause the Fund not to meet its principal investment objective and policies.

The Fund will buy and sell securities based on its overall objective of achieving the highest possible total return, which may translate into higher than average portfolio turnover. If the Fund buys and sells securities frequently, there will be increased transaction costs and may be additional taxable gains to shareholders.

The Fund may have other investments that are not part of its principal investment strategies. The Fund may invest in loan participations, convertible securities and preferred stocks. Other types of investments the Fund may use include, without limitation, mortgage-backed or asset-backed securities, collateralized mortgage obligations, stripped mortgage-backed securities, zero-coupon and pay-in-kind bonds, equity securities, warrants, private placements, and foreign securities. See the Statement of Additional Information for more information about these investments.

Primary Risks
There are numerous and significant risks involved in investing in high yield securities. OVERALL, THIS FUND MUST BE CONSIDERED A
HIGH-RISK INVESTMENT SUITABLE ONLY FOR A PORTION OF AN
INDIVIDUAL'S PORTFOLIO.

An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund's primary risks include:

o Interest rate risk: High yield bonds are affected by interest rate changes. Generally, when interest rates rise, the prices of these bonds fall. The longer the maturity of these bonds, the greater is this impact from interest rate changes. Investors should note that short-term interest rates currently are at or near historic lows. The value of the Fund's investments also will vary with bond market conditions. The Fund is an intermediate term bond portfolio.

o Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security,
   the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security. High yield bonds are below investment grade instruments because of the significant risk of
   issuer default. The credit risk of the Fund's investments is very high.

o Liquidity and other risks: Other risks of high yield bonds include the market's relative youth, price volatility, sensitivity to economic changes, limited liquidity, valuation difficulties and special tax considerations. There are fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair
   market price for them. There is a risk that a prolonged economic downturn would negatively affect the ability of issuers to repay their debts, leading to increased defaults and overall losses to the Fund.

o Foreign securities risk: Investing in foreign debt securities involves political, social and economic risks including the risk of nationalization or expropriation of assets and the risk
   of war. Certain countries may impose restrictions on foreign investors and on the movement of assets out of the country for periods of one year or more. Such restrictions reduce the liquidity of securities held in such countries and make it difficult or impossible for the Fund to sell the securities at opportune times. Certain trading practices, such as settlement delays or differing hours and days of operation, may also expose the Fund to risks not customary with U.S. investments. Furthermore, it may be more difficult to obtain a judgment in
a
   court outside the U.S.

   Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is
   commonly known as the "Euro." Each participating country replaced its existing currency with the Euro on January 1,
1999
   for electronic commerce. Other European countries may participate after that date. This conversion presented unique uncertainties, including whether the payment and operational systems of banks and other financial institutions were ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the
   Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economical risks, could adversely affect the value of securities held by the Fund. The conversion
   has not had a material impact on the Fund to date, however, because the Fund invests predominantly, normally over 90% of its assets, in U.S. dollar denominated securities.

o Nondiversification risk: Under securities laws, the Fund is considered a "nondiversified investment company".
Consequently,
   the Fund could be somewhat riskier than a more diversified fund
   because it has the ability to hold a larger position in a
fewer
   number of securities, which makes the Fund more susceptible to a single economic, political or regulatory event. The Fund is,
   however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to
50%
   of its total assets as of the end of each of the Fund's tax quarters

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the High Yield Bond Fund. The bar chart shows how the Fund's annual performance has varied from year to year since its inception. The table shows how the Fund's average annual total returns for one year and since inception compare with those of the Merrill Lynch U.S. High Yield Master II Index. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]

 High Yield Bond Fund Total Returns

  30.00%-                   23.26%
                           |-----|
                           |     |
  20.00%-                  |     |
                           |     |
                           |     |
  10.00%-                  |     |
                           |     |
                           |     |
   0.00%- -----|-----|-----|-----|
               | 2002|      2003
               |     |
 -10.00%       |-----|
               -8.41%

*Year-to-date total return through June 30, 2004 was 2.14%.

During the period shown in the bar chart, the highest return for a calendar quarter was 8.54% (quarter ended 06/30/03) and the lowest return for a quarter was -5.76% (quarter ended 09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2003

                                             1 Year  Since Inception
                                             ------  ---------------
                                                      July 9, 2001

    Return Before Taxes                      23.26%      4.32%
    Return After Taxes on Distributions(1)   19.70%      0.92%
    Return After Taxes on Distributions
        and Sale of Fund Shares(1)           14.95%      1.53%
  Merrill Lynch US High Yield
  Master II Index(2)                         28.15%      9.94%

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.

MONEY MARKET FUND PROFILE

Investment Objective
The Money Market Fund seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Investment Strategies
It does this by investing exclusively in high quality short-term securities.

The Fund may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the Fund buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the Fund currently intends to only buy securities that are in the top two credit grades for short-term securities or deemed to be equivalent in quality.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the Fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the Fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules
To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules include:

o Individual securities must have remaining maturities of no more than 397 days.
o The dollar-weighted average maturity of the Fund's holdings cannot exceed 90 days.
o All securities must be rated in the top two credit grades for short-term securities (or, if unrated, determined to be of comparable quality) and be denominated in U.S. dollars.

Primary Risks
Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the Fund or make it perform less well than other investments.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

o Market interest rate risk: As with most money market funds, the most important factor affecting performance is market interest rates. The Fund's yields tend to reflect current interest rates, which means that when these rates fall, the Fund's yield generally falls as well. Investors should note that short-term interest rates currently are at or near historic lows.

o Credit quality risk: If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance. To the extent that the Fund emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than
   comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

o Other risks: Other factors that could affect performance include:

     > The managers could be incorrect in their analysis of interest rate trends, credit quality or other matters.
     > Securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Money Market Fund. The bar chart shows how the Fund's annual performance has varied from year to year since its inception. The table shows the Fund's average annual total returns. Absent limitation of the Fund's expenses, total returns would be lower. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
         Money Market Fund Total Returns

  8.00%-


                3.90%
  4.00%-       |-----|
               |     |     1.43%
               |     |     |-----|      0.80%
               |     |     |     |     |-----|
  0.00%- ------|-----|-----|-----|-----|-----|
                2001        2002        2003

*Year-to-date total return through June 30, 2004 was 0.36%.

During the period shown in the bar chart, the highest return for a calendar quarter was 1.42% (quarter ended 03/31/01) and the lowest return for a quarter was 0.17% (quarter ended 09/30/03).

Average Annual Total Returns for Periods Ended December 31, 2003

                                           1 Year  Since
Inception
                                           ------  --------------
-
                                                    June 28, 2000
        Money Market Fund                   0.80%       2.67%
        Money Fund's First Tier Retail      0.49%       2.39%

To obtain the Fund's current 7-day yield, please call Summit
Mutual Funds' toll-free telephone number (1-888-259-7565) or visit Summit Mutual Funds' website (www.summitfunds.com).



FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Shares of the Bond Fund, Short-term Government Fund, Money Market Fund and High Yield Bond Fund are offered only as Class I shares without a sales charge.

Shareholder fees (paid directly from your investment)

                                                                   Nasdaq-100
                                                                 Index Fund and
                                                                Total Stakeholder
                                               Everest Fund       Impact Fund
                                              Class A  Class I   Class A  Class I
                                              -------  -------   -------  -------
Maximum Initial Sales Charge on Purchases     5.75%(1) None      2.50%(1) None
(as a percentage of offering price)
Maximum Sales Charge on Reinvested Dividends  None     None      None     None
Maximum Contingent Deferred Sales Charge*     None     None      None     None
Redemption or Exchange Fees                   None     None      None     None


1 The initial sales charge is reduced or eliminated for purchases of $100,000 or more for the Class A shares of the Everest Fund, and for purchases of $500,000 or more for the Class A shares of both the Nasdaq-100 Index Fund and Total Stakeholder Impact Fund.

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)

                                                                       Total
                                                                       Annual
                                               Distribution            Fund
                                   Management  and Service   Other     Operating
                                       Fees    (12b-1 fees)  Expenses  Expenses*
                                   ----------  ------------  --------  ---------
Everest Fund Class I                   .64%                    .34%      .98%
Nasdaq-100 Index Fund Class I          .35%                    .30%      .65%
Total Stakeholder Impact Fund Class I  .45%                    .30%      .75%
Bond Fund                              .47%                    .22%      .69%
Short-term Government Fund             .45%                    .28%      .73%
High Yield Bond Fund                   .65%                    .53%     1.18%
Money Market Fund                      .35%                    .10%      .45%
Everest Fund Class A                   .64%        .25%        .34%     1.23%
Nasdaq-100 Index Fund Class A          .35%        .25%        .30%      .90%
Total Stakeholder Impact Fund Class A  .45%        .25%        .30%     1.00%


* Total Annual Fund Operating Expenses in excess of 1.00% for the Total Stakeholder Impact Fund Class A, in excess of .90% for the Nasdaq-100 Index Fund Class A, in excess of .75% for the Total Stakeholder Impact Fund, in excess of .73% for the Short-term Government Fund, in excess of .65% for the Nasdaq-100 Index Fund, and in excess of .45% for the Money Market Fund are paid by the investment adviser.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1     2      5      10
                                        Year  Years  Years  Years
                                        ----  -----  -----  -----
-
Everest Fund Class I                    $100   $314   $544
$1,206
Nasdaq-100 Index Fund Class I            $67   $209   $363
$812
Total Stakeholder Impact Fund Class I    $77   $241   $418
$933
Bond Fund                                $71   $221   $385
$861
Short-term Government Fund               $75   $234   $407
$909
High Yield Bond Fund                    $121   $377   $652
$1,438
Money Market Fund                        $46   $145   $253
$568
Everest Fund Class A                    $126   $393   $679
$1,495
Nasdaq-100 Index Fund Class A            $92   $288   $500
$1,112
Total Stakeholder Impact Fund Class A   $103   $320   $555
$1,229

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

This table also takes into effect the Adviser's contractual arrangement to maintain each Fund's expenses at the agreed upon level.

        OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Fund may invest in foreign securities that are suitable for the Fund's investment objectives and policies. The High Yield Bond Fund may invest without limitation in securities (payable in U.S. Dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside of the United States.

Foreign securities investments are limited to 25% of net assets for the Everest and Bond Funds. The Nasdaq-100 Index Fund and the Total Stakeholder Impact Fund are limited to investing in those foreign securities included in the respective Indexes.
Each Fund that invests in foreign securities, other than the High Yield Bond Fund, limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Fund net assets; for other countries, the applicable limit is 5% for each Fund. "Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

   o  political or economic instability in the foreign country;
   o diplomatic developments that could adversely affect the value of the foreign security;
   o  foreign government taxes;
   o costs incurred by a Fund in converting among various currencies;
   o  fluctuation in currency exchange rates;
   o the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
   o in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
   o less publicly available information about foreign issuers than domestic issuers;
   o foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
   o securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
   o there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Funds may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The Everest Fund, Bond Fund and High Yield Bond Fund may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Funds will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

HIGH YIELD BONDS
The High Yield Bond Fund invests without limitation in high yield bonds. The Bond Fund may invest up to 25% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's or, if unrated, determined to be of comparable quality (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

   o greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

   o greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

   o limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction where a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. None of the Funds engage extensively in repurchase agreements, but each may engage in them from time to time. The Adviser reviews the credit-worthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Each Fund except the Money Market Fund may enter into futures contracts for hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. Each eligible Fund may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index) at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of an index future depends primarily on the value of its underlying index, the performance of the broad-based contracts will generally reflect broad changes in market prices. However, because a particular Fund may not be invested in precisely the same proportion as a particular Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

All Funds except the Money Market Fund may engage in certain limited options strategies as hedging techniques as it relates to options on futures contracts. These options strategies are limited to selling/writing call option contracts on futures contracts on such securities held by the Fund (covered calls). These Funds may purchase call option contracts to close out a position acquired through the sale of a call option. These Funds will only write options that are traded on a domestic exchange or board of trade.

All Funds except the Money Market Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the eligible Funds will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Fund) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Fund) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Fund) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Fund if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Fund risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Fund may write call options in order to hedge against an expected decline in value of Fund securities.

The Fund may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Fund intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Fund's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The Nasdaq-100 Index Fund, and the Total Stakeholder Impact Fund may purchase or sell options on their respective Indexes, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Everest Fund, Bond Fund, Short-term Government Fund, Money Market Fund and High Yield Bond Fund may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Funds may also invest in a variety of more risky CMOs, including interest only, principal only, inverse floaters, or a combination of these securities.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
The Everest Fund, Bond Fund, Money Market Fund and High Yield Bond Fund may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The High Yield Bond Fund may invest up to 10% of its total assets in asset-backed securities. The Everest Fund, Bond Fund and Money Market Fund Market Fund may invest without limitation in asset-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In the event of prepayment, the Adviser may have to reinvest prepaid principal and interest payments at lower interest rates. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Fund.

The Everest Fund, Bond Fund, Short-term Government Fund and High Yield Bond Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. The High Yield Bond Fund may invest up to 10% of its total assets in mortgage-backed securities. The Everest Fund, Bond Fund and Short-term Government Fund may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the event of prepayment, the Adviser may have to reinvest prepaid principal and interest payments at lower interest rates. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

LENDING FUND SECURITIES
All Funds except the Money Market Fund may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain collateral equal to at least 100% of the current market value (on a daily market-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

OTHER INFORMATION
In addition to the investment policies described above, each Fund's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Fund's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to Summit Mutual Funds, c/o U.
S. Bancorp Fund Services, LLC, (888) 259-7565, or at P.O. Box 701, Milwaukee, WI 53201-0701.

                           FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for Summit Mutual Funds since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Fund and provides administrative services and manages Summit Mutual Funds' business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team primarily responsible for the day-to-day management of the Nasdaq-100 Index Fund.

Mr. Rodmaker is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996.

Stephen J. Dillenburg, CFA and Mr. Weisenburger lead the team primarily responsible for the day-to-day management of the Total
Stakeholder Impact Fund.

Mr. Dillenburg is a Managing Partner of the Adviser and has been affiliated with the Adviser and Union Central since November, 1999. Prior thereto, he was Director of Socially Responsible
Investing at Scudder Kemper Investments, Inc.

James R. McGlynn leads the team primarily responsible for the day-to-day management of the Everest Fund. Mr. McGlynn, prior to joining the Adviser and Union Central on December 1, 1999, was employed by Tom Johnson Investment Management in Oklahoma, where he served since May, 1991, as Vice President and Co-Portfolio Manager for the UAM TJ Core Equity Fund.

Mr. Rodmaker and Michael J. Schultz lead the team primarily responsible for the day-to-day management of the Bond Fund. Mr. Schultz is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1992.

Mr. Schultz leads the team primarily responsible for the day-to-day management of the Short-term Government Fund.

Mr. Rodmaker leads the team primarily responsible for the day-to-day management of the High Yield Bond Fund.

ADVISORY FEE
The Funds are contractually obligated to pay the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Fund on a daily basis, at the annual rate set forth in the "Fees and Expenses of the Fund" section on pages 20-21. For the fiscal year ended September 30, 2003, the Funds' paid the Adviser fees at the following effective rates:

Fund                           Advisory Fee
----                           ------------
Nasdaq-100 Index Fund          .35% of the current value of the net assets.
Total Stakeholder Impact Fund  .45% of the current value of the net assets.
Everest Fund                   .64% of the current value of the net assets.
Bond Fund                      .47% of the current value of the net assets.
Short-term Government Fund     .45% of the current value of the net assets.
Money Market Fund              .35% of the current value of the net assets.
High Yield Bond Fund           .65% of the current value of the net assets.

SUBADVISER
Deutsche Investment Management Americas Inc. ("DIMA") is the investment subadviser to the Money Market Fund. DIMA is part of the Deutsche Asset Management Group (DeAM"), the world's largest asset management firm based on assets under management. As of September 30, 2003, DeAM had $685.5 billion in assets and DIMA had $281.1 billion in assets under management.

The Subadviser provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Fund.

                      SHAREHOLDER INFORMATION

CLASSES OF SHARES OFFERED BY THE FUNDS
Each of the Funds offer Class I shares. The Everest Fund, Nasdaq-100 Index Fund and Total Stakeholder Impact Fund also offer Class A shares. The Class A and Class I shares of each of the Everest Fund, Nasdaq-100 Index Fund and Total Stakeholder Impact Fund represent investments in the same portfolio of securities, but each class is subject to different sales charges and other expenses, and may have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

Class A shares are offered for purchase by retail investors who may purchase shares directly from the distributor for the Funds, Carillon Investments, Inc. (the "Distributor"), which is affiliated with the Adviser, or through a broker-dealer or other financial intermediary. The Distributor is a registered broker-dealer with offices at 1876 Waycross Road, Cincinnati, Ohio 45240.

Class I shares are offered for purchase by institutional investors, such as retirement plans. In addition, individual Class I shareholders who purchased Class I shares prior to October 1, 2004 may continue to invest in Class I shares for as long as they maintain their Class I share accounts, as may the following groups of people:

     (a) Directors, officers, current or retired employees
     ("employees"), or agents of The Union Central Life
     Insurance Company ("Union Central"), or affiliates thereof, or their spouses or dependents; and

     (b) Directors, officers, employees, or affiliates of Summit Mutual Funds or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

Below is a summary of the primary differences between the Class A and Class I shares.

Class A Shares
--------------
Initial Sales Charge     Up to 5.75% on shares of the Everest
                         Fund, and 2.50% on shares of the
                         Nasdaq-100 and Total Stakeholder
                         Impact Funds.

                         Sales charges may be reduced or
                         eliminated for purchases of $100,000
                         or more of the Everest Fund and for
                         purchases of $500,000 or more of the
                         Nasdaq-100 Index and Total Stakeholder
                         Impact Funds.

12b-1 Fees               Up to 0.25% of average net assets,
                         attributable to Class A shares, annually

Dividends                Generally lower than Class I shares
                         due to higher annual expenses

Purchase Maximum         None

Conversion               None

Class I Shares
--------------
Initial Sales Charge     None

12b-1 Fees               None

Dividends                Generally higher than Class A shares
                         due to lower expenses

Purchase Maximum         None

Conversion               None

The Board approved the current sales charge structure for the Everest Fund, Nasdaq-100 Index Fund and Total Stakeholder Impact Fund to be effective October 1, 2004. Prior to that time, Class A shares were not subject to an initial sales charge and the Total Stakeholder Impact Fund was named "Total Social Impact Fund." In connection with these changes, the Board also voted to redesignate Class F shares of the Funds as "Class A" shares.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN (12b-1) PLAN
Three of the Funds offer Class A shares which are subject to a Distribution and Shareholder Service Plan:

     1)  Everest Fund
     2)  Nasdaq-100 Index Fund
     3)  Total Stakeholder Impact Fund

Each such Fund pays the Distributor a fee for distribution assistance and/or shareholder services in connection with the Class A shares, and related payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions. The fee will not exceed, on an annual basis, 0.25% of the average daily net assets attributable to each Fund's Class A shares. Because the fee is paid out of the assets of the Class A shares on an ongoing basis, over time, the fee will increase the cost and reduce the return of an investment and may cost you more than paying other types of sales charges.

The Adviser or Distributor may pay additional fees to financial intermediaries out of their own assets (and not from the Funds) in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. The payments, commonly referred to as "revenue sharing", are not reflected in the "Fees and Expenses of the Funds" discussion above. Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information.

PRICING OF FUND SHARES
The net asset value of the Funds' shares is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), on days during which there are purchases or redemptions of Fund shares. The net asset value will not be determined when the New York Stock Exchange is closed (for example, on national holidays), or on any day on which changes in the value of the portfolio securities of the Funds are immaterial. The net asset value is calculated by adding the values of all securities and other assets of a Fund, subtracting liabilities and expenses, and dividing the resulting figure by the number of the Fund's outstanding shares. Expenses, including the advisory fee payable to the Adviser, are charged to each Fund daily.

Securities held by each Fund are valued at market price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Directors.
Money market instruments maturing in 60 days or less are valued at the amortized cost method.

Sometimes foreign securities markets are open on days when U.S. markets are closed. Because some Funds holds foreign securities, there may be days when the net asset value of Fund shares changes even when the shares are not priced, and Fund shareholders cannot purchase or redeem shares.

If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of a Fund, the affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Directors.

If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of a Fund, the affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Directors.

PURCHASE OF SHARES
Class I shares are purchased at their net asset value. Class A shares generally are purchased at their offering price, which is normally net asset value plus an initial sales charge. Shares of the Funds are offered and sold on a continuous basis by the Distributor. Not all of the Funds may be available for sale in a particular state. Please consult a registered representative in your state or the Distributor for information on the availability of the Funds.

MINIMUM INVESTMENTS
The minimum initial investment for Class I shares of the Funds generally is $250,000. No minimum amount applies for subsequent investments. The minimum initial investment is $1,000 ($500 in the case of an Individual Retirement Account) for employees or agents of Union Central, or affiliates thereof, or their spouses or dependents; or Directors, officers, employees, or affiliates of Summit Mutual Funds or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

The minimum initial investment for Class A shares of the Everest
Fund, Nasdaq-100 Index Fund and Total Stakeholder Impact Fund is:
   1) $2,000; or

   2) $1,000 ($500 in the case of an Individual Retirement Account) if the purchaser of shares is any one of the following: employees or agents of Union Central, or affiliates thereof, or their spouses or dependents; or Directors, officers, employees, or affiliates of Summit Mutual Funds or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

The minimum subsequent investment for Class A shares of the Funds is $50.

SALES CHARGES
The initial sales charge you pay when you buy Class A shares of the Everest Fund, Nasdaq-100 Index Fund and Total Stakeholder Impact Fund differs depending upon the amount you invest and may be reduced or eliminated entirely for larger purchases as shown in the table below. All applicable sales charges will be deducted directly from your investment.

                    Sales Charge as a % of
                    ----------------------
 Investments in the    Offering    Net Amount    Dealer
    Everest Fund         Price      Invested   Concession
-------------------    --------    ----------  ----------
Less than $100,000       5.75%       6.10%       5.00%
$100,000-$250,000        3.50%       6.63%       2.75%
$250,000-$500,000        2.50%       2.56%       2.00%
$500,000-$1,000,000      1.50%       1.52%       1.20%
Over $1,000,000          None        None        None


                    Sales Charge as a % of
                    ----------------------
 Investments in the
Nasdaq-100 Index Fund
  Total Stakeholder    Offering    Net Amount    Dealer
    Impact Fund          Price      Invested   Concession
---------------------  --------    ----------  ----------
Less than $500,000       2.50%       2.56%       2.25%
$500,000-$1,000,000      1.50%       1.52%       1.20%
Over $1,000,000          None        None        None


Class A Sales Charge Waivers
The following investments are not subject to any initial sales charge:

o investments made by accounts that are part of certain qualified fee-based programs of investment advisers who have entered into arrangements with Summit Mutual
   Funds or the Distributor providing for a waiver of initial sales charges;

o investments made through broker-dealers or other financial intermediaries, such as so-called "fund investments made through broker-dealers or other financial intermediaries, such as so-called "fund supermarkets," that have entered into an agreement with Summit Mutual Funds or the Distributor providing for a waiver of initial sales charges; and

o individual retirement account rollovers involving retirement plan assets invested in Summit Mutual Funds; and

o employees or agents of Union Central, or affiliates thereof, or their spouses or dependents; or Directors, officers, employees, or affiliates of Summit Mutual Funds or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

To receive a waiver of Class A initial sales charges, an investor or its representative must inform the Distributor at the time of purchase. A failure to so inform the Distributor may result in not receiving a sales charge waiver to which an investor is otherwise entitled. Sales charge waivers may be discontinued at any time.

Investors eligible to buy Class A shares without an initial sales charge may not impose a sales charge if they re-sell the shares.

Reducing the Initial Sales Charge on Your Class A Shares Consistent with the policies described in this prospectus, you and your spouse or dependents may combine all of your Summit Mutual Funds investments to reduce your Class A sales charge.

Large Investments. As indicated in the table above, substantial investments receive lower sales charge rates.

Rights of Accumulation. A right of accumulation allows you, your spouse and dependents to include existing Class A shares as part of your current investments for sales charge purposes. Certain qualified groups are also eligible for rights of accumulation.

Letter of Intent. A letter of intent allows you to count all Class A shares investments over a 13 month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your letter of intent, you will bear the sales charge rate associated with your total purchases, less redemptions.

The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions, and must provide enough information to substantiate the claim. If an investor purchases Class A shares through a dealer or other financial intermediary, the investor must inform the dealer or intermediary of any facts that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other dealers or financial intermediaries.

For more information about how to reduce Class A shares initial sales charge, please visit Summit Mutual Funds' website
(www.summitfunds.com) or consult your broker or financial intermediary.

BUYING SHARES
Purchase requests accompanied by a check or wire payment for any Fund which are received and accepted by the transfer agent or an authorized dealer or other agent of the Funds before 4:00 p.m. Eastern Time on a business day for the Funds will be executed the same day, at that day's closing price, provided that payment is received by the close of regular trading hours. Orders received after 4:00 p.m. Eastern Time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.

<caption>F

OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
BY MAIL                                         BY MAIL

Complete an application and mail it along       Make your check payable to Summit Mutual
with a check payable to Summit Mutual           Funds. Please include your sixteen-
Funds, to:                                      digit account number on your check
The Summit Mutual Funds                         and mail it to the address at the left.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701.
For overnight or express delivery, mail to:
The Summit Mutual Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207.

THROUGH AN AUTHORIZED DEALER                    THROUGH AN AUTHORIZED DEALER
A registered representative at your dealer      If your dealer has already established
can assist you with all phases of your          your account for you, no additional
investment. the dealer is responsible for       documentation is needed. Simply contact
opening your account and providing your         your dealer to place your order. The
taxpayer identification number to the Funds.    dealer's bank may charge you for a wire
Your dealer may charge fees for its services    transfer, and your dealer may charge
in addition to charges and fees associated      fees for its services in addition to
with the Funds                                  charges and fees associated with the
                                                Funds.

AUTOMATICALLY                                   AUTOMATICALLY
Call 1-888-259-7565 to obtain a purchase        Complete a Periodic Investment Plan
application, which includes information for     Application to automatically purchase
a Periodic Investment Plan.                     more shares.

BY WIRE                                         BY WIRE
Call 1-888-259-7565 prior to sending            Call 1-888-259-7565 prior to sending
the wire in order to obtain a                   the wire in order to obtain a
confirmation number and to                      confirmation number and to
ensure prompt and accurate handling             ensure prompt and accurate handling
of funds. Ask your bank to transmit             of funds. Ask your bank to transmit
immediately available funds  by wire            immediately available funds  by wire
in the amount of your purchase to:              as described at the left.
U.S. Bancorp
777 East Wisconsin Avenue                       Please include your sixteen-digit
Milwaukee, WI 53202ABA Number: 075000022        account number.
Credit to: U. S. Bancorp Fund                   The Summit Mutual Funds and its transfer
Services, LLC                                   agent are not responsible for the
Account Number: 112-952-137                     consequences of delays resulting
Further credit to: Summit Mutual Funds          from the banking or Federal Reserve
(account name and account number)               Wire system, or from incomplete
Summit Mutual Funds and its transfer            wiring instructions.
agent are not responsible
for the consequences of delays
resulting from the banking or Federal
Reserve Wire system, or from
incomplete wiring instructions.

INTERNET                                        INTERNET
Complete an application online at               Call 1-888-259-7565 for a temporary PIN
www.summitfunds.com.  You must also mail        number. This number will allow you to
the signed application along with a             transact online at www.summitfunds.com.
check payable to Summit Mutual Funds to:        You will be asked to change this number the
The Summit Mutual Funds                         first time that you log on.
c/o U. S. Bancorp Fund Services, LLC            Please make sure that your account is set up
P.O. Box 701                                    with bank account instructions to wire funds
Milwaukee, WI 53201-0701.                       for purchases. Also, you must indicate on
For overnight or express delivery, mail to:     your application that telephone transactions
The Summit Mutual Funds                         are authorized in order to complete internet
c/o U. S. Bancorp Fund Services, LLC            transactions.
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207.

Please be sure to indicate on the application that you wish to have telephone and internet transaction privileges.

BY TELEPHONE EXCHANGE                           TELEPHONE EXCHANGE
Call 1-888-259-7565 to exchange from            Call 1-888-259-7565 to exchange from
another Summit Mutual Funds account with        another Summit Mutual Funds account with
the same registration including name,           the same registration including name,
address and taxpayer ID number.                 address and taxpayer ID number.

-----------------------------------------------------------------
PLEASE NOTE: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Summit Mutual Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemption proceeds will not be paid until the transfer agent has received the completed application.
-----------------------------------------------------------------
-
ADDITIONAL INFORMATION ON BUYING SHARES

o The Funds will not accept payment in cash or third party checks for the purchase of shares.

o Each Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in
   whole or in part.

o Federal regulations require that each investor provide a Social
   Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 28% on all liquidations and dividend and capital gain distributions.

o Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form
   of securities that are permissible investments for the respective Fund.

REDEMPTION OF SHARES

Redemption requests for any of the Funds received by the transfer agent or an authorized dealer or other agent of the Funds before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after the close will receive the next business day's closing price.

If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

BY TELEPHONE
Call 1-888-259-7565 with your account name, sixteen-digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

BY MAIL
Mail your instructions to Summit Mutual Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account.

THROUGH AN AUTHORIZED DEALER
Please contact your dealer to place your redemption request. Your dealer may impose a service charge or other fee in addition to charges and fees associated with the Funds.

INTERNET
Call 1-888-259-7565 for a temporary PIN number. This number will allow you to make transactions online at www.summitfunds.com.

Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address within the preceding 15 days.)

AUTOMATICALLY
Call 1-888-259-7565 for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).
-----------------------------------------------------------------
Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.
-----------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.

ADDITIONAL TRANSACTION INFORMATION

TELEPHONE REQUESTS
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to the U.S. Bancorp Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to modify or terminate telephone redemption privileges at any time if they believe it is advisable to do so.

DURING PERIODS OF SUBSTANTIAL ECONOMIC OR MARKET CHANGE,
TELEPHONE REDEMPTIONS MAY BE DIFFICULT TO IMPLEMENT. IF A
SHAREHOLDER IS UNABLE TO CONTACT THE TRANSFER AGENT BY TELEPHONE,
SHARES MAY ALSO BE REDEEMED BY DELIVERING THE REDEMPTION REQUEST
TO THE TRANSFER AGENT.

INTERNET OPTIONS
Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges and who has requested a temporary PIN from a shareholder service representative. All internet transaction privileges are ONLY available if the shareholder has elected telephone and internet privileges for those same transactions.

ADDITIONAL REDEMPTION INFORMATION
In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone or internet, U. S. Bancorp employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). Investors electing to transfer by internet must enter a personal identification number (PIN). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Summit Mutual Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Summit Mutual Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

ACCOUNTS BELOW THE MINIMUM BALANCE
If your account holding Class A shares falls below $1,000, the Funds may redeem your account. If your account holding Class I shares falls below $5,000, the account may be converted to Class A shares. In both instances, the Funds will impose no charge and will give you sixty days' written notice prior to any redemption or conversion, as applicable, during which you may redeem your shares or purchase additional shares to satisfy applicable account minimums.

REDEMPTION IN KIND
Each Fund intends to pay cash for all shares redeemed, unless the redemption request is for more than $250,000 or 1% of the net assets of a Fund by a single shareholder over any 90-day period. If such a redemption request is presented and the Fund deems it to be detrimental to existing shareholders to pay the redemption in cash, the Fund may pay all or part of the redemption in the Fund's portfolio securities at their then-current market value equal to the redemption price. If you received securities in kind and converted them to cash, you would incur brokerage costs. Redemptions in kind, like all redemptions, are taxable transactions.

EXCHANGE OF SHARES
Without a sales charge, you may exchange shares of a Fund for shares of the same class of another Fund. An exchange is treated as a redemption of Fund shares and a purchase of another Fund's shares.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Summit Mutual Funds on exchanges. However, Summit Mutual Funds reserves the right to impose a charge in the future. Summit Mutual Funds reserves the right to reject the purchase component of any exchange request, and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

o Exchanges are available only in states where exchanges may be legally made.

o The minimum amount which may be exchanged is the lesser of $1,000 or all the shares of that Fund.

o If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

o It may be difficult to make telephone exchanges in times of drastic economic or market changes.

EXCESSIVE TRADING
Excessive trading, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses. The Funds have adopted policies to discourage excessive trading of the Funds' shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Funds. The Funds define "excessive trading" as exceeding one purchase and sale involving the Funds within any 120-day period. By way of illustration, you can move substantial assets from a Fund to another Fund and, within the next 120 days, sell your shares in that Fund to return to the first Fund. However, if you exceed the number of trades described above, you generally will be barred indefinitely from further purchases of shares of the Funds, including purchases in connection with exchange transactions. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges; and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

While the Funds discourage excessive short-term trading, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

ACCOUNT STATEMENTS
Account statements generally will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, the Fund does not send statements for Funds held in brokerage, retirement or other similar accounts.

AUTOMATED TELERESPONSE SERVICE
Shareholders using a touch-tone telephone can access information on the Funds twenty four hours a day, seven days a week. When calling U. S. Bancorp Fund Services, LLC at 1-888-259-7565, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a U. S. Bancorp representative.

INTERNET SERVICES
You may also access information about the Funds and your account balances by visiting our website at www.summitfunds.com.

RETIREMENT PLANS
The Fund offers individual retirement accounts including SIMPLE and SEP IRAs. For details concerning Retirement Accounts
(including service fees), please call U. S. Bancorp Fund
Services, LLC at 1-888-259-7565.

VERIFICATION OF INFORMATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.
Accordingly, the Fund or your financial intermediary must obtain the following information about each person who opens an account:

     o  Name;
     o  Date of birth (for individuals);
     o Physical residential address (though post office boxes are still permitted for mailing); and
     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND FROM OPENING ACCOUNTS UNLESS IT
RECEIVES THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares or may impose other restrictions until your identity is verified. The Fund also may close your account or take other appropriate action if it cannot verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value per share next calculated after the account is closed. If your account is closed at the request of governmental or law enforcement authority, the Fund may be required to withhold the redemption proceeds.

PRIVACY POLICY
Securities and Exchange Regulation S-P requires us to disclose our policies and safeguards regarding the nonpublic personal information about you that we possess as the result of your relationship with us. The full text of our Privacy Policy follows.

Summit Mutual Funds collects the following nonpublic personal information about you:

o Information received from you on or in applications or other forms, correspondence, or conversations, including but not limited to, your name, address, phone number, social security number, assets, income and date of birth;
o Information about your transactions with the Funds, their affiliates, or others, including but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

Summit Mutual Funds does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, it is permitted by law to disclose all of the information collected, as described above, to the Funds' transfer agent to process your transactions. Furthermore, access to your nonpublic personal information is restricted to those persons who require such information to provide products or services to you. Physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information are maintained.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Delivery of Reports
The Securities and Exchange Commission rules to allow us to combine mailings of certain materials, eliminating duplicate copies sent to your address. In the future only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Summit accounts, as well as to shareholders with the same address whom we believe to be part of the same family. Sending only one Prospectus and Shareholder Report to your household will reduce fund expenses for producing and mailing these documents.

Unless you notify us otherwise, we will send only one copy of these materials for as long as you remain a Summit shareholder. If you would like to receive separate copies, please contact Shareholder Services at 1-888-259-7565 within the next 60 days. Please don't hesitate to contact us if you have any questions or require any additional information.

             DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from net investment income of the other Funds are declared and paid as follows:

Annually:                       Quarterly:
Everest Fund                    High Yield Bond Fund
Nasdaq-100 Index Fund           Bond Fund
Total Stakeholder Impact Fund   Short-term Government Fund

Any capital gains are distributed annually. Your dividends and capital gains distributions will be reinvested automatically in additional shares unless you notify Summit Mutual Funds that you elect to receive distributions in cash. Class A shares may pay lower dividends due to their higher levels of operating expenses.

If you have elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                        FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions attributable to the net long-term capital gains of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Fund shares just prior to a dividend or capital gain distribution, the purchase price will reflect the amount of the upcoming dividend or distribution, but you will be taxable on the entire amount of the dividend or distribution received, even though, as an economic matter, the dividend or distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your Fund shares, including an exchange for Fund shares of another Fund, based on the difference between your tax basis in the Fund shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Fund shares.) Any loss realized on Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Fund shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                      STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.


                CUSTODIAN, FUND ACCOUNTANT,
   TRANSFER, DIVIDEND DISBURSING AND CUSTOMER SERVICE AGENT

The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675, acts as Custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, is the Fund's Accountant and Transfer, Dividend Disbursing and Customer Service Agent.

         NASDAQ AND TOTAL STAKEHOLDER IMPACT DISCLAIMERS

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

The Total Stakeholder Impact Ratings were previously calculated and produced by the Total Social Impact
Foundation, Inc., which is no longer in existence. The
Total Social Impact Foundation, Inc., or its successors, or assigns with respect to the TSI Ratings, (collectively
"TSI") makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of TSI to track general stock market performance.

                     FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information through September 30, 2003 has been derived from information audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is incorporated by reference into the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period. All Class I share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002, except for the Money Market Fund.

                                                            Everest Fund
                                                              Class I
                                   Six Months                                   Period from
                                 Ended March 31,                             December 29, 1999(1)
                                   (Unaudited)    Year Ended September 30,   to September 30,
                                      2004       2003       2002       2001       2000
                                     ------     ------     ------     ------     ------
Net asset value,
beginning of period                  $49.88     $39.85     $54.35     $51.30     $50.00

Investment Activities:
 Net investment income/(loss)          0.42       0.74       0.74       0.95       0.40
 Net realized and unrealize
 gains / (losses)                      7.15      10.13     (11.12)      3.80       1.20
Total from Investment Activities       7.57      10.87     (10.38)      4.75       1.60

Distributions:
 Net investment income                (0.80)     (0.80)     (0.53)     (0.70)     (0.30)
 In excess of net investment income      -          -          -          -          -
 Return of capital                       -          -          -          -          -
 Net realized gains                      -       (0.04)     (3.59)     (1.00)        -
Total Distributions                   (0.80)     (0.84)     (4.12)     (1.70)     (0.30)

Net asset value, end of period       $56.65     $49.88     $39.85     $54.35     $51.30
                                     ======     ======     ======     ======     ======
Total return                          15.25%     27.63%    -21.24%      9.01%      3.21%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(2)          0.95%(3)    0.98%      0.96%      0.78%      0.81%(3)
Ratio of expenses to
 average net assets - gross           0.95%(3)    0.98%      0.96%      0.80%      0.85%(3)
Ratio of net investment
income/(loss) to average net assets   1.55%(3)    1.64%      1.33%      1.67%      1.51%(3)
Portfolio turnover rate              81.97%(3)   58.23      66.74%    105.91%    138.39%(3)
Net assets, end of period (000's)    $58,843    $48,821    $42,194    $57,497    $49,440
                                                            Class A*
                                        Six Months                      Period from
                                      Ended March 31,   Year Ended      July 1, 2002(1)
                                        (Unaudited)   September 30,    to September 30,
                                           2004           2003               2002
                                          ------         ------             ------
Net asset value, beginning of period      $50.34         $39.84             $49.73

Investment Activities:
 Net investment income / (loss)             0.41           0.61               0.15
 Net realized and unrealized
 gains / (losses)                           7.23          10.22             (10.04)
Total from Investment Activities            7.64          10.83              (9.89)

Distributions:
 Net investment income                     (0.80)         (0.29)                -
 In excess of net investment income           -              -                  -
 Return of capital                            -              -                  -
 Net realized gains                           -           (0.04)                -
Total Distributions                        (0.80)         (0.33)                -

Net asset value, end of period            $57.18         $50.34             $39.84
                                          ======         ======             ======
Total return                               15.23%         27.32             -19.89%
Ratios / Supplemental Data:
Ratio of expenses to
average net assets - net(2)                 1.23%(3)       1.23%              1.24%(3)
Ratio of expenses to
average net assets - gross                  1.23%(3)       1.23%              1.24%(3)
Ratio of net investment
income/(loss) to
average net assets                          1.26%(3)       1.39%              1.37%(3)
Portfolio turnover rate                    81.97%(3)      58.23%             66.74%
Net assets, end of period (000's)          $  16          $  5               $  4

__________
(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.
 *   Prior to October 1, 2004, Class A shares were designated as
     Class F shares, which were not subject to an initial sales charge

Computed on the basis of a share of capital stock outstanding throughout the period. All Class I share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002, except for the Money Market Fund.

                                                       Nasdaq-100 Index Fund
                                                              Class I

                                   Six Months 	                                  Period from
                                 Ended March 31,                            December 29, 1999(1)
                                   (Unaudited)    Year Ended September 30,    to September 30,
                                      2004       2003       2002       2001       2000
                                     ------     ------     ------     ------     ------
Net asset value,
beginning of period                  $17.35     $11.18     $15.85     $49.55     $50.00

Investment Activities:
Net investment income / (loss)        (0.03)     (0.04)     (0.03)      0.05       0.25
Net realized and unrealized
gains / (losses)                       1.75       6.21      (4.64)    (33.55)     (0.55)
Total from Investment Activities       1.72       6.17      (4.67)    (33.50)     (0.30)

Distributions:
Net investment income                    -          -          -       (0.15)     (0.15)
In excess of net investment income       -          -          -          -          -
Return of capital                        -          -          -       (0.05)        -
Net realized gains                       -          -          -          -          -
Total Distributions                      -          -          -       (0.20)     (0.15)

Net asset value, end of period       $19.07     $17.35     $11.18     $15.85     $49.55
                                     ======     ======     ======     ======     ======
Total return                           9.91%     55.19%    -29.46%    -67.85%     -0.62%

Ratios / Supplemental Data:
Ratio of expenses to
average net assets - net(2)           0.65%(3)    0.65%      0.65       0.65%      0.61%(3)
Ratio of expenses to
average net assets - gross            1.07%(3)    1.38%      1.35%      1.14%      1.14%(3)
Ratio of net investment
  income / (loss) to
  average net assets                 -0.32%(3)   -0.33%     -0.17%      0.10%      1.09%(3)
Portfolio turnover rate               6.63%(3)    7.68%      1.94%     13.94%    113.32%(3)
Net assets, end of period (000's)    $18,471    $15,847    $6,426     $7,406     $13,093

                                                           Class A*

                                        Six Months        Year            Period from
                                      Ended March 31,    Ended          July 1, 2002(1)
                                        (Unaudited)   September 30,     to September 30,
                                           2004           2003               2002
                                          ------         ------             ------

Investment Activities:
Net investment income / (loss)             (0.05)         (0.08)             (0.02)
Net realized and unrealized
gains / (losses)                            1.73           6.21              (2.22)
Total from Investment Activities            1.68           6.13              (2.24)

Distributions:
Net investment income                         -              -                  -
In excess of net investment income            -              -                  -
Return of capital                             -              -                  -
Net realized gains                            -              -                  -
Total Distributions                           -              -                  -

Net asset value, end of period            $18.98         $17.30             $11.17
                                          ======         ======             ======
Total return                                9.71%         54.88%            -16.70%

Ratios / Supplemental Data:
Ratio of expenses to
average net assets - net(2)                0.90%(3)        0.89%             0.90%(3)
Ratio of expenses to
average net assets - gross                 1.33%(3)        1.52%             2.01%(3)
Ratio of net investment
  income / (loss) to
  average net assets                      -0.57%(3)       -0.63%            -0.49%(3)
Portfolio turnover rate                    6.63%(3)        7.68%             1.94%
Net assets, end of period (000's)          $112           $99                $ 4

__________
(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.
 *   Prior to October 1, 2004, Class A shares were designated as
     Class F shares, which were not subject to an initial sales charge.

Computed on the basis of a share of capital stock outstanding throughout the period. All Class I share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002, except for the Money Market Fund.

                                              Total Stakeholder Impact Fund
                                                         Class I

                                  Six Months                               Period from
                                Ended March 31,                        December 28, 2000(1)
                                  (Unaudited)  Year Ended September 30,  to September 30,
                                      2004        2003        2002          2001
                                     ------      ------      ------        ------
Net asset value,
 beginning of period                 $37.69      $30.80      $38.95        $50.00

Investment Activities:
Net investment income / (loss)         0.20        0.36        0.28          0.25
Net realized and unrealized
 gains / (losses)                      4.77        6.87       (8.22)       (11.20)
Total from Investment Activities       4.97        7.23       (7.94)       (10.95)

Distributions:
Net investment income                 (0.37)      (0.34)      (0.21)        (0.10)
In excess of net investment income       -           -           -             -
Return of capital                        -           -           -             -
Net realized gains                       -           -           -             -
Total Distributions                   (0.37)      (0.34)      (0.21)        (0.10)

Net asset value, end of period       $42.29      $37.69      $30.80        $38.95
                                     ------      ------      ------        ------
Total return                          13.22%      23.61%     -20.55%       -21.94%

Ratios / Supplemental Data:
Ratio of expenses to
average net assets - net(2)            0.75%(3)    0.75%       0.75%         0.75%(3)
Ratio of expenses to
average net assets - gross             2.88%(3)    3.18%       2.29%         2.57%(3)
Ratio of net investment
  income / (loss) to
  average net assets                   0.95%(3)    1.02%       0.72%         0.79%(3)
Portfolio turnover rate                3.25%(3)    2.91%       3.82%         0.62%(3)
Net assets, end of period (000's)      $4,496     $3,892      $3,247        $3,921
                                                          Class A*

                                        Six Months       Year          Period from
                                      Ended March 31     Ended       July 1, 2002(1)
                                        (Unaudited)   September 30,  to September 30,
                                           2004           2003               2002
                                          ------         ------             ------
Net asset value, beginning of period      $37.85         $30.78             $36.37

Investment Activities:
Net investment income / (loss)              0.14           0.10               0.06
Net realized and unrealized
 gains / (losses)                           4.81           7.10              (5.65)
Total from Investment Activities            4.95           7.20              (5.59)

Distributions:
Net investment income                      (0.13)         (0.13)                -
In excess of net investment income            -              -                  -
Return of capital                             -              -                  -
Net realized gains                            -              -                  -
Total Distributions                        (0.13)         (0.13)                -

Net asset value, end of period            $42.67         $37.85             $30.78
                                          ======         ======             ======
Total return                               13.06%         23.44%            -15.37%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(2)                1.01%(3)       0.99%              1.00%(3)
Ratio of expenses to
 average net assets - gross                 3.12%(3)       3.25%              3.72%(3)
Ratio of net investment
  income / (loss) to
  average net assets                        0.69%(3)       0.61%              0.70%(3)
Portfolio turnover rate                     3.25%(3)       2.91%              3.82%
Net assets, end of period (000's)           $ 227          $ 123               $ 4

__________
(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.
 *  Prior to October 1, 2004, Class A shares were designated as
    Class F shares, which were not subject to an initial sales charge.

Computed on the basis of a share of capital stock outstanding throughout the period. All Class I share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002, except for the Money Market Fund.

                                                          Bond Fund

                                    Six Months                                  Period from
                                 Ended March 31,                              April 3, 2000(1)
                                   (Unaudited)     Year Ended September 30,   to September 30,
                                      2004        2003       2002        2001        2000
                                     ------      ------     ------      ------      ------
Net asset value,
 beginning of period                 $51.73      $50.35     $51.45      $50.20      $50.00

Investment Activities:
 Net investment income / (loss)        1.88        3.34       3.10        3.35        1.80
 Net realized and unrealized
   gains / (losses)                    0.41        1.12      (0.98)       1.40       (0.30)
Total from Investment Activities       2.29        4.46       2.12        4.75        1.50

Distributions:
 Net investment income                (2.39)      (3.08)     (3.13)      (3.40)      (1.30)
 In excess of net investment income      -           -          -           -           -
 Return of capital                       -           -          -           -           -
 Net realized gains                      -           -       (0.09)      (0.10)         -
Total Distributions                   (2.39)      (3.08)     (3.22)      (3.50)      (1.30)

Net asset value, end of period       $51.63      $51.73     $50.35      $51.45      $50.20
                                     ------      ------     ------      ------      ------
Total return                           4.59%       9.22%      4.29%       9.78%       3.04%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(2)           0.71%(3)    0.69%      0.71%       0.61%       0.64%(3)
Ratio of expenses to
 average net assets - gross            0.71%(3)    0.69%      0.71%       0.62%       0.66%(3)
Ratio of net investment
 income / (loss) to
 to average net assets                 7.30%(3)    6.53%       6.17%      6.72%       7.19%(3)
Portfolio turnover rate               90.19%(3)  125.15%      51.52%     76.96%      80.03%(3)

Net assets, end of period (000's)    $94,018     $91,745    $103,505    $102,056    $69,875

__________
(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.

Computed on the basis of a share of capital stock outstanding throughout the period. All Class I share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002, except for the Money Market Fund.

                                                  Short-term Government Fund

                                    Six Months                                  Period from
                                 Ended March 31,                              April 3, 2000(1)
                                   (Unaudited)     Year Ended September 30,   to September 30,
                                      2004         2003       2002       2001        2000
                                     ------       ------     ------     ------      ------
Net asset value,
 beginning of period                 $52.56       $53.48     $53.10     $50.95      $50.00

Investment Activities:
 Net investment income / (loss)        0.65         1.37       1.74       2.55        1.50
 Net realized and unrealized
 gains / (losses)                     (0.13)       (0.42)      1.18       2.45        0.55
Total from Investment Activities       0.52         0.95       2.92       5.00        2.05

Distributions:
 Net investment income                (0.68)       (1.58)     (1.79)     (2.60)      (1.10)
 In excess of net investment income      -            -          -          -           -
 Return of capital                       -            -          -          -           -
 Net realized gains                      -         (0.29)     (0.75)     (0.25)         -
Total Distributions                   (0.68)       (1.87)     (2.54)     (2.85)      (1.10)

Net asset value, end of period       $52.40       $52.56     $53.48     $53.10      $50.95
                                     ======       ======     ======     ======      ======
Total return                           1.00%        1.81%      5.72%     10.11%       4.14%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(2)           0.73%(3)     0.73%      0.73%      0.73%       0.73%(3)
Ratio of expenses to
 average net assets - gross            0.84%(3)     0.81%      0.97%      0.91%       1.25%(3)
Ratio of net investment
 income / (loss)to
 average net assets                    2.11%(3)     2.00%      3.55%      5.08%       5.89%(3)
Portfolio turnover rate               33.68%(3)    55.57%     64.75%     48.30%      99.38%(3)

Net assets, end of period (000's)    $27,801      $31,664    $25,646    $16,826     $10,199
                                     ------       ------     ------     ------      ------

__________
(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.

Computed on the basis of a share of capital stock outstanding throughout the period. All Class I share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002, except for the Money Market Fund.

                                                    High Yield Bond Fund

                                    Six Months                                Period from
                                 Ended March 31,                             July 9, 2001(1)
                                   (Unaudited)   Year Ended September 30,   to September 30,
                                      2004          2003           2002           2001
                                     ------        ------         ------         ------
Net asset value,
 beginning of period                 $26.67        $23.48         $27.60         $30.30

Investment Activities:
 Net investment income / (loss)        1.09          2.20           2.39           0.65
 Net realized and unrealized
 gains / (losses)                      1.19          3.13          (3.98)         (3.15)
Total from Investment Activities       2.28          5.33          (1.59)         (2.50)

Distributions:
 Net investment income                (1.27)        (2.14)         (2.53)         (0.20)
 In excess of net investment income      -             -              -              -
 Return of capital                       -             -              -              -
 Net realized gains                      -             -              -              -
Total Distributions                   (1.27)        (2.14)         (2.53)         (0.20)

Net asset value, end of period       $27.68        $26.67         $23.48         $27.60
                                     ======        ======         ======         ======
Total return                           8.75%        23.92%         -6.61%         -8.31%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net (2)          1.20%(3)      1.18%          1.22%          1.30%(3)
Ratio of expenses to
 average net assets - gross            1.20%(3)      1.18%          1.22%          1.30%(3)
Ratio of net investment
  income / (loss) to
  average net assets                   7.85%(3)      8.80%          8.86%          9.11%(3)
Portfolio turnover rate              168.53%(3)    214.02%        185.02%        111.21%(3)

Net assets, end of period (000's)    $18,483       $18,519        $16,420        $18,850

__________
(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.

Computed on the basis of a share of capital stock outstanding throughout the period. All Class I share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002, except for the Money Market Fund.

                                                        Money Market Fund

                                    Six Months                                   Period from
                                 Ended March 31,                                June 28, 2000(1)
                                   (Unaudited)      Year Ended September 30,   to September 30,
                                      2004         2003       2002        2001       2000
                                     ------       ------     ------      ------     ------
Net asset value,
 beginning of period                  $1.00        $1.00      $1.00       $1.00      $1.00

Investment Activities:
 Net investment income / (loss)          -          0.01       0.02        0.05       0.02
 Net realized and unrealized
 gains / (losses)                        -            -          -           -          -
Total from Investment Activities         -          0.01       0.02        0.05       0.02

Distributions:
 Net investment income                   -         (0.01)     (0.02)      (0.05)     (0.02)
 In excess of net investment income      -            -          -           -          -
 Return of capital                       -            -          -           -          -
 Net realized gains                      -            -          -           -          -
Total Distributions                      -         (0.01)     (0.02)      (0.05)     (0.02)

Net asset value, end of period        $1.00        $1.00      $1.00       $1.00      $1.00
                                     ======       ======     ======      ======     ======
Total return                           0.36%        0.95%      1.64%       4.99%      1.64%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(2)           0.45%(3)     0.45%      0.44%      0.43%       0.45%(3)
Ratio of expenses to
 average net assets - gross            0.59%(3)     0.56%      0.60%      0.48%       0.54%(3)
Ratio of net investment
  income / (loss) to
  average net assets                   0.82%(3)     0.95%      1.62%      4.78%       6.41%(3)

Net assets, end of period (000's)    $100,748     $112,651   $120,401    $86,889    $64,489

__________
(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.

                             APPENDIX A:  RATINGS


CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

     AAA  This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:
   o  management;
   o economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
   o  competition and customer acceptance of products;
   o  liquidity;
   o  amount and quality of long-term debt;
   o  ten-year earnings trends;
   o financial strength of a parent company and the relationships which exist with the issuer; and
   o recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

   o  Liquidity ratios are better than the industry average.
   o Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
   o The issuer has access to at least two additional channels of borrowing.
   o Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
   o Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

[Back Cover Page]

A Statement of Additional Information dated October 1, 2004, which contains further information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in Summit Mutual Funds' annual and semi-annual reports to shareholders. In Summit Mutual Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds' Statement of Additional Information, annual and semi-annual reports and certain other information about the Funds can be reviewed and copied at the SEC's Public Reference Room. Information about the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be obtained, after paying a duplication fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request to publicinfo@sec.gov.

These fund documents and other information about the Funds are also available without charge at the SEC's web site:
http://www.sec.gov.

File 811-04000
























SMFI 514APEX  10/04

                            PART B


                   INFORMATION REQUIRED IN A
              STATEMENT OF ADDITIONAL INFORMATION

                   SUMMIT MUTUAL FUNDS, INC.
                     Summit Apex Series


             STATEMENT OF ADDITIONAL INFORMATION

October 1, 2004

This Statement of Additional Information regarding seven of the sixteen Funds of Summit Mutual Funds, Inc. ("Summit Mutual Funds"), is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds' current Prospectus, dated October 1, 2004, which may be obtained by calling Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701. This Statement of Additional Information incorporates the financial statements describing the Summit Apex Series from the Fund's annual report dated September 30, 2003, and semi-annual report dated March 31, 2004.

Summit Mutual Funds is an open-end management investment company.
                         --------------

                       TABLE OF CONTENTS

                                                   Page
INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . .  2
 Money Market Instruments, Other Securities
    and Investment Techniques. . . . . . . . . . . . . . . . .  2
 Certain Risk Factors Relating to High Yield,
    High Risk Bonds. . . . . . . . . . . . . . . . . . . . . . 10
 Investments in Foreign Securities . . . . . . . . . . . . . . 11
 Futures Contracts . . . . . . . . . . . . . . . . . . . . . . 17
 Options . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
 Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . . 23
 Loan Participations and Assignments . . . . . . . . . . . . . 23
 Short Sales . . . . . . . . . . . . . . . . . . . . . . . . . 24
 Lending Portfolio Securities. . . . . . . . . . . . . . . . . 24
 Hybrid Instruments. . . . . . . . . . . . . . . . . . . . . . 25
 Additional Investment Policies - Money Market Fund. . . . . . 25
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 27
PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . 30
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . 31
 Investment Adviser. . . . . . . . . . . . . . . . . . . . . . 33
 Payment of Expenses . . . . . . . . . . . . . . . . . . . . . 34
 Advisory Fee . . . . . . .  . . . . . . . . . . . . . . . . . 35
 Investment Advisory Agreement and Administrative
    Services Agreement . . . . . . . . . . . . . . . . . . . . 35
 Investment Subadvisory Agreements . . . . . . . . . . . . . . 36
 Service Agreement . . . . . . . . . . . . . . . . . . . . . . 37
 Securities Activities of Adviser. . . . . . . . . . . . . . . 37
 Code of Ethics. . . . . . . . . . . . . . . . . . . . . . . . 37
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . 38
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . 39
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
FUND TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . . 39
DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . 40
PROXY VOTING PROCEDURES. . . . . . . . . . . . . . . . . . . . 40
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . 40
 Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . 40
 Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . 41
 Additional Information. . . . . . . . . . . . . . . . . . . . 42
INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . 42
APPENDIX A: NASDAQ, AND TOTAL STAKEHOLDER IMPACT DISCLAIMERS . 43
APPENDIX B: PROXY VOTING PROCEDURES. . . . . . . . . . . . . . 43

--------
SMFI  515 SAI-APEX    /04

               SUMMIT MUTUAL FUNDS, INC.

                  INVESTMENT POLICIES

The following specific policies supplement the Fund's "Investment
Objectives and Policies" set forth in the Prospectus.

Money Market Instruments, Other Securities and Investment
Techniques

Each Fund may invest in money market instruments whose characteristics are consistent with the Fund's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. Each Fund, except for the Short-term Government Fund, may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Funds) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Funds will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Fund's net assets would then be invested in such repurchase agreements and other illiquid securities. The Funds will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Funds' investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Fund in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the counterparty of the repurchase agreement defaults and does not repurchase the underlying security, the Fund might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the counterparty becomes involved in bankruptcy proceedings, the Fund may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Each Fund, except for the Short-term Government Fund, may invest in certificates of deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Each Fund, except for the Short-term Government Fund, may invest in time deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. Each Fund, except for the Short-term Government Fund, may invest in bankers' acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Each Fund, except for the Short-term Government Fund, may invest in commercial paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Short Term Corporate Debt Securities. Each Fund, except for the Short-term Government Fund, may invest in investment grade short term corporate debt securities with a remaining maturity of one year or less. The High Yield Bond Fund and the Bond Fund may invest in below investment grade ("junk") corporate debt securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued or delayed-delivery basis - i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also segregate with the Summit Mutual Funds' custodian cash or cash equivalents or other Fund securities equal in value to commitments for such when-issued or delayed-delivery securities.

Asset-Backed Securities.   Each Fund, except the Nasdaq-100 Index
Fund, the Total Stakeholder Impact Fund and the Short-term Government Fund may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The High Yield Bond Fund may invest up to 10% of its total assets in asset-backed securities. The Everest Fund, Bond Fund and Money Market Fund may invest without limitation in asset-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Fund.

Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

Collateralized obligations are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support" below), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Mortgage-Backed Securities. Each Fund, except the Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund and the Money Market Fund, may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. The High Yield Bond Fund may invest up to 10% of its total assets in mortgage-backed securities. The Everest Fund, Bond Fund and Short-term Government Fund may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Methods Of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support.
This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

Types Of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.
Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initiating payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Automobile Receivable Securities. Each Fund, except the Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund, and the Short-term Government Fund may invest in automobile receivable securities. Automobile receivable securities are asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Each Fund, except the Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund, and the Short-term Government Fund may invest in credit card receivable securities. Credit card receivable securities are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts.
In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Other Assets. The Adviser anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. Each Fund, except the Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund and the Short-term Government Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective, policies and restrictions. There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations. Each Fund may invest in FNMA and FHLMC mortgage-backed obligations. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations ("CMOs"). Each Fund other than the Nasdaq-100 Index Fund and the Total Stakeholder Impact Fund, may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

Each Fund other than the Nasdaq-100 Index Fund and the Total Stakeholder Impact Fund, may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an
IO), while the other class will receive all of the principal (a
PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

Each Fund other than the Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund, and the Money Market Fund, may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

The staff of the Securities and Exchange Commission ("SEC" or the "Commission") has taken the position that IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, should be treated as illiquid securities and, accordingly, each Fund, except for the High Yield Bond Fund, will limit its investments in such securities, together with all other illiquid securities, to 10% of the Fund's net assets. The High Yield Bond Fund, will limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Furthermore, each Fund, other than the High Yield Bond Fund limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets. The Funds will treat non-government-issued IOs and POs not backed by fixed-rate mortgages as illiquid unless and until the SEC modifies its position. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Board of Directors. The Directors have delegated to the Adviser the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

Zero-Coupon and Pay-In-Kind Bonds. Each Fund, other than the Nasdaq-100 Index Fund and the Total Stakeholder Impact Fund may invest in zero-coupon bonds. The High Yield Bond Fund may invest up to 25% of its total assets in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

Each Fund, other than the Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund and the Money Market Fund, may invest in pay-in-kind bonds. The High Yield Fund may invest up to 25% of its total assets in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period.
PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds. Each Fund, except the Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund, the Short-term Government Fund, and the Money Market Fund, may invest in convertible bonds. The High Yield Bond Fund may invest up to 10% of its assets in convertible bonds. The Bond Fund may invest up to 25% of its assets in convertible bonds and other securities. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

While the High Yield Fund intends to invest primarily in debt securities, it may invest in convertible bonds. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the High Yield Fund may consider convertible bonds to gain exposure to such markets.

Equity Securities. The Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund and the Everest Fund may invest in equity securities without restriction. The Bond Fund and High Yield Bond Fund may invest up to 25% of their assets in equities. The Short-term Government Fund may not invest in equity securities.

Unit Investment Trusts. Any Index-based Fund may invest in shares of a unit investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Fund's underlying Index. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Fund's assets.

Private Placements (Restricted Securities). Each Fund other than the Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund and the Short-term Government Fund, may invest in securities, including restricted securities (privately-placed debt securities), which are not readily marketable. The High Yield Bond Fund will not acquire such securities if, as a result, it would comprise, together with all other illiquid securities, more than 15% of the value of the Fund's net assets.

Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities without readily available market quotations will be priced at fair value as determined in good faith by the Board of Directors.

Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately-placed securities, including various debt securities, even though such securities are not registered under the 1933 Act. Securities purchased under Rule 144A, although restricted, may nevertheless be liquid, and the Adviser, under the supervision of the Directors, on a case-by-case basis will make this determination. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the: (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored, and if, as a result of changed conditions, it is determined that a 144A security held in the High Yield Bond Fund is no longer liquid, the affected Fund's holdings of illiquid securities will be reviewed to determine what, if any, steps are required, to assure that the High Yield Bond Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Certain Risk Factors Relating to High Yield, High Risk Bonds
The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds. Because of its investment policies, the High Yield Fund may not be suitable or appropriate for all investors. The Fund is designed for intermediate to long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in intermediate to long-term, high yield, high risk, medium- and lower-quality, fixed-income securities. Consistent with an intermediate to long-term investment approach, investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower-quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results.

The Funds' prospectus, for the Bond Fund and the High Yield Bond Fund, in the sections entitled "Investment Strategies" and "Primary Risks", describe the special considerations and additional risk factors associated with each Fund's investments in lower-rated debt securities commonly referred to as "junk bonds."

HIGH YIELD/HIGH RISK SECURITIES
Larger bond issues are evaluated by nationally recognized statistical rating organizations (each, an "NRSRO") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's") on the basis of the issuer's ability to meet all required interest and principal payments.
The highest ratings are assigned to issuers perceived to be the best credit risks. The Adviser's research analysts also evaluate all portfolio holdings of the Funds, including those rated by an NRSRO. Other things being equal, lower-rated bonds generally have higher yields due to greater risk. High yield, high risk securities are those rated below "Baa" by Moody's or "BBB" by Standard & Poor's or those that are not rated but judged by the Adviser to be of comparable quality. While the Funds are permitted to purchase defaulted bonds, the Adviser will acquire such securities only if the portfolio manager foresees the potential for significant capital appreciation.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities

Emerging Markets.   The economies, markets, and political
structures of a number of the countries in which the EAFE
International Index Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements.
This is particularly true for emerging market nations.

Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have histories of political instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair the Fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries.

Additional factors which may influence the ability or willingness of a country to service debt include, but are not limited to, the country's cash flow situation, the availability of sufficient foreign exchange on the date payment is due, the relative size of the country's debt service burden to the economy as a whole, its government policy toward particular international agencies and any political restrictions that may be imposed.

American Depositary Receipts.   All Funds, except the Short-term
Government Fund and the Money Market Fund, may invest in American Depositary Receipts ("ADRs"), which may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

European and Global Depositary Receipts.   The High Yield Bond
Fund may invest indirectly in securities of emerging market issuers through sponsored or unsponsored European Depositary Receipts ("DRs") or Global Depositary Receipts ("GDRs"). EDRs represent securities of foreign issuers and are designed for use in European markets. GDR's represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Sovereign Debt Securities.   The Bond Fund and the High
Yield Bond may invest in foreign sovereign debt securities, including those of emerging market nations, and Brady Bonds. Sovereign obligors in emerging market nations are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Funds' holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. In restructuring external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly-issued bonds. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. Such reforms have included liberalization of trade and foreign investment, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Investors should recognize that Brady Bonds have been issued somewhat recently and, accordingly, do not have a long payment history. The financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and the advancement of new money by existing lenders. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. The Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories. A substantial portion of Brady Bonds and other sovereign debt securities in which the Funds may invest are likely to be acquired at a discount.

Investing in foreign sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the emerging market nations that issue the securities. The ability and willingness of sovereign obligors in emerging market nations or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Foreign Exchange.   If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each Fund that engages
in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolios from adverse currency movements, based on the Adviser's outlook. Forwards involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency movements may not occur exactly as the Adviser expected, so the use of forwards could adversely affect a Fund's total return.

The Funds may enter into forward foreign currency exchange contracts under the following circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold, and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Funds may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance if, as result, a Fund will have more than 20% of the value of its net assets committed to the consummation of such contracts.

Other than as set forth above, and immediately below, a Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Each Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Funds will be served. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is often not possible to effectively hedge the currency risk associated with emerging market nation debt securities because their currency markets are not sufficiently developed.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Funds may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Costs Of Hedging.   When a Fund purchases a foreign bond with a
higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. Dollar. This is what is commonly referred to as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. Dollar. It is important to note that the hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in the Fund's net asset value.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Funds to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Additional country-related factors unique to foreign issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Foreign Securities.   The High Yield Bond may invest without
limitation in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States. Because the Fund may invest in foreign securities, investments in the Fund involves risks that are different in some respects from investments in a fund which invests only in debt obligations of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

In addition to the foreign securities listed above, the High
Yield Bond Fund may invest in foreign sovereign debt securities which involve certain additional risks. See "Foreign Sovereign
Debt Securities" above.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, all Funds except the Money Market Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase, subject to each fund's non-fundamental investment restrictions. As a temporary investment strategy, until a Fund reaches $50 million in net assets, the Everest Fund, the Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund and the Short-term Government Fund may invest up to 100% of their assets in such futures and/or options contracts. Thereafter, the above-mentioned Funds may invest up to 20% of the Fund's assets in such futures and/or options contracts. The Funds do not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a Fund may not be invested in precisely the same proportion as an Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Funds will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Funds' objectives in these areas.

Regulatory Limitations. Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to its use of futures contracts are no longer applicable.

The Funds will engage in transactions in futures contracts and options thereon only for hedging, risk management and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities, and not for speculation. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions on the Fund's ability to engage in certain yield enhancement and risk management strategies, the Funds would comply with such new restrictions.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Funds, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Funds' custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such futures contracts and options is unleveraged.

The Funds will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the CFTC.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline.
Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   Each Fund that is eligible to use futures contracts
may elect to close some or all of its futures positions at any time prior to their expiration. A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, each Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Funds would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Funds of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of each Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Funds for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Funds might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period

Options
The Total Stakeholder Impact Fund, the Bond Fund, the Short-term Government Fund and the High Yield Bond Fund may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Fund. The Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund and the Everest Fund may enter into options on futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, each of the above Funds may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Fund may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security.
The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

Although the Funds will write only options and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Funds will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Fund's ability to effect closing transactions.

The Total Stakeholder Impact Fund, the Bond Fund, the Short-term Government Fund and the High Yield Bond Fund may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The Nasdaq-100 Index Fund, the Total Stakeholder Impact Fund and the Everest Fund may write call options on futures contracts on the Index in which they are eligible to invest, or securities included therein, only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to better meet its investment objectives. The Funds will not write options on futures contracts for speculative purposes.

A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

Upon the exercise of a call option on a futures contract, the writer of the option (the Fund) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Fund is exercised, the Fund intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

As a writer of options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Fund. If the option is exercised, the Fund might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Fund than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of Nasdaq-100 Index futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Fund will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Custodial Procedures and Margins. Summit Mutual Funds' custodian acts as its escrow agent as to securities on which a Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of Summit Mutual Funds' custodian, although such control might be limited by the escrow receipts issued.

At the time the Fund sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Fund will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Fund to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Fund defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Warrants
The High Yield Bond Fund may invest in warrants; however, not more than 5% of a Fund's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% may be invested at the time of purchase in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Loan Participations and Assignments
The High Yield Bond Fund may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank, which has negotiated and structured the loan to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of emerging market nations. Emerging market nations debt securities or obligations will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. (For a discussion of risks associated with investing in securities in emerging market nations, see "Foreign Sovereign Debt Securities" above.) The loans underlying such participations may be secured or unsecured, and the Funds may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation.
More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities in a private placement, the Funds will treat loan participations as securities and not subject to their fundamental investment restrictions prohibiting the Funds from making loans.

There is not a recognizable, liquid public market for loan participations. Hence, each Fund will consider loan participations as illiquid securities and subject them to the Fund's restrictions on investing no more than 15% of net assets in illiquid securities.

Where required by applicable SEC positions, the High Yield Bond Fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction with respect to investing more than 5% of Fund assets in the securities of a single issuer.

Short Sales
The High Yield Bond Fund may make short sales for hedging purposes to protect the Fund against companies whose credit is deteriorating. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund's short sales will be limited to securities listed on a national securities exchange and to situations where a Fund owns a debt security of a company and will sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of a Fund's net assets.

To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, U.S. Government securities or other liquid securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

A Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the Fund security being hedged by the short sale.

Lending Portfolio Securities
All Funds except the Money Market Fund may lend portfolio securities with a value up to 33 1/3% of their total assets.
Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Hybrid Instruments
The High Yield Bond Fund may invest in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.
Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated debt security that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund. Hybrids can have volatile prices and limited liquidity and their use by the Fund may not be successful. The Fund may invest up to 10% of its total assets in hybrid instruments.

ADDITIONAL INVESTMENT POLICIES - MONEY MARKET FUND

The Money Market Fund seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Fund uses the amortized cost method of securities valuation.

The Money Market Fund purchases U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; domestic and foreign bank certificates of deposit; bankers' acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are U.S. dollar-denominated and at the time of purchase are rated, or judged by the Adviser, subject to the supervision of the Directors, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody's and Standard & Poor's. In addition, the Adviser seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market Fund which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as "first tier securities." Securities eligible for investment by Money Market Fund rated in the top two categories which are not first tier securities are known as "second tier securities." Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Adviser. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. The Money Market Fund may also hold cash. Shares of the Fund are not insured by an agency of the U.S. Government. Securities and instruments in which the Fund may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

The Money Market Fund may invest in certificates of deposit and bankers' acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Fund will invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign banks if such banks meet the stated qualifications. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.
Investment in certificates of deposit and bankers' acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers' acceptances issued by domestic banks.

The Money Market Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (I) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

The assets of the Money Market Fund consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Fund will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund's investments varies according to the Adviser's appraisal of money market conditions.

The Fund may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of
(1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The Money Market Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund's net assets. Summit Mutual Funds' Board of Directors has approved guidelines for use by the Adviser in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; or (ii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Adviser will monitor the liquidity of such restricted securities subject to the supervision of Summit Mutual Funds' Board of Directors. In reaching liquidity decisions, the Adviser will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The Money Market Fund may also invest in asset back securities, which may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

For purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

The net investment income of the Fund is declared as a dividend to shareholders daily and distributed monthly in cash or reinvested in additional shares.

                  INVESTMENT RESTRICTIONS

Summit Mutual Funds has adopted the following fundamental restrictions relating to the investment of assets of the Funds and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Fund affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of the majority of the outstanding voting shares of that Fund only. Summit Mutual Funds' fundamental investment restrictions provide that no Fund is allowed to:

(1) Issue senior securities (except that each Fund may borrow money as described in restriction [9] below).

(2) With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for the Nasdaq-100 Index Fund and High Yield Bond Fund), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

(3) Purchase more than either: (i) except for the High Yield Fund, 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer (except that up to 25% of the value of the High Yield Fund may be invested without regard to this restriction), except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

(4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. This restriction does not apply to the Nasdaq-100 Index Fund and High Yield Bond Fund.

(5) Purchase or sell commodities, commodity contracts, or real estate, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Funds (other than the Money Market Fund) in compliance with non-fundamental restrictions [6, 7, 9 and 10] below.

(6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities)
     or make short sales of securities or maintain a short position. This restriction does not apply to the High Yield
     Bond Fund.

(7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
     (the purchase of publicly traded obligations not being considered the making of a loan).

(8) Lend its securities if, as a result, the aggregate of such loans would exceed one-third of the Fund's total assets, except that the Money Market Fund may not lend securities.

(9) Borrow amounts in excess of 10% of its total assets (or 15% of the total assets of the High Yield Fund), taken at market value at the time of the borrowing, and then only from banks (and by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

(10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Fund and except as it may be deemed such in a sale of restricted securities.

(11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments. This restriction does not apply to the High Yield Bond Fund.

(12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Fund.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions, no Fund may:

(1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Fund securities with the other Funds or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

(2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

(3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(4)  Invest in companies for the purpose of exercising control
     (alone or together with the other Funds).

(5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UITs designed to track an Index and only if immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

The Everest Fund, Nasdaq-100 Index Fund, Total Stakeholder Impact
Fund and Short-term Government Fund may not:

(6) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

(7) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Fund's assets consist of collateral for outstanding options.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

The High Yield Bond Fund may not:

(8) Invest more than 10% of the Fund's total assets in common stocks (including up to 5% in warrants.

(9) Enter into futures contracts or options thereon if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums on such contracts or options thereon, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in certain CFTC regulations, may be excluded in computing such 5%.

(10) Invest in options except in furtherance of the Fund's investment objective and policies, and in this connection the Fund may: (i) buy and sell covered and uncovered put, call and spread options on securities, securities and other financial indices, and currencies; and (ii) purchase, hold, and sell contracts for the future delivery of securities and currencies and warrants where the grantor of the warrants is the issuer of the underlying securities.

(11) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities. For purposes of this restriction, collateral arrangements with respect to options and futures transactions shall not be deemed to involve the use of margin.

(12) Invest more than 15% of the value of its net assets in illiquid securities.

(13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors.

(14) Sell securities short if, after giving effect to such short sale, the total market value of all securities sold short would exceed 2% of the Fund's net assets or sell securities short unless the securities are listed on a national securities exchange.

If a percentage restriction (for either fundamental or non-fundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

PORTFOLIO TURNOVER

Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Under the above definition, the Money Market Fund will have no portfolio turnover.

A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Fund. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Funds and their shareholders. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. The annual portfolio turnover rates for the Funds are set forth in the Financial Highlights section of the Prospectus.


                    MANAGEMENT OF THE FUND

Independent Directors

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------
George M. Callard, M.D.   Director   Director  Professor of Clinical        16     Health Alliance
(Age 70)                             since     Surgery, University                 of Cincinnati
                                      1987     of Cincinnati

Theodore H. Emmerich      Director   Director  Consultant; former Partner,  16     American
(78)                                 since     Ernst & Whinney,                    Financial
                                     1987      Accountants                         Group; former
                                                                                   Director, Summit
                                                                                   Investment Trust
                                                                                   (two Portfolios)

Yvonne L. Gray            Director   Director  Chief Operating Officer,     16
(53)                                 since     United Way of Greater
                                     1999      Cincinnati (Social Services
                                               Provider); prior thereto,
                                               Vice President/ Trust
                                               Operations Officer,
                                               Fifth Third Bank;
                                               former Audit Manager,
                                               Price Waterhouse
                                               (Accounting Firm)

David C. Phillips         Director   Director  Co-Founder and Treasurer,    16     Meridian
(66)                                 since     Cincinnati Works Inc.               Bioscience, Inc.
                                     2001      (Job Placement); prior              Cintas, Inc.
                                               thereto, Chief Executive
                                               Officer, Downtown
                                               Cincinnati Inc. (Economic
                                               revitalization of
                                               Cincinnati)

Mary W. Sullivan          Director   Director  Attorney, Peck, Shaffer &    16     Franklin Savings
(47)                                 since     Williams LLP (Law Firm)             and Loan Co.;
                                     2001                                          First Franklin
                                                                                   Corporation

Interested Directors and Officers

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------

Steven R. Sutermeister*   Director,  Director  Senior Vice President,       23     Carillon
(50)                      President  since     Union Central; President            Investments,
Inc;
                          and Chief  1999      and Chief Executive                 Summit
Investment
                          Executive            Officer, Adviser.                   Partners, Inc.;
                                                                                   Union Central
                                                                                   Mortgage Funding
                                                                                   Inc.

John F. Labmeier          Vice       Officer   Vice President, Associate    NA      NA
1876 Waycross Road        President  since     General Counsel and
Cincinnati, OH 45240      and        1990      Assistant Secretary,
(55)                      Secretary            Union Central; Vice
                                               President and Secretary,
                                               Carillon Investments,
                                               Inc.; Secretary, Adviser

Thomas G. Knipper         Vice       Officer   Treasurer, Adviser           NA      NA
(47)                      President, since
                          Controller 1995
                          and Chief
                          Compliance
                          Officer

John M. Lucas             Assistant  Officer   Second Vice President,       NA      NA
1876 Waycross Road        Secretary  since     Counsel and Assistant
Cincinnati, OH 45240                 1990      Secretary, Union Central
(53)

Patrick J. Reardon        Treasurer  Officer   Controller, Adviser          NA      NA
(36)                                 since
                                     2004

(1) Except as otherwise indicated, the business address of each listed person is 312 Elm St., Ste. 1212, Cincinnati, OH
45202.
* Mr. Sutermeister may be considered to be an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

BOARD OF DIRECTORS
The business and affairs of Summit Mutual Funds are managed under the direction of the Board of Directors. All powers of Summit Mutual Funds are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or Summit Mutual Funds' Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of George
M. Callard, M.D., Theodore H. Emmerich, Yvonne L. Gray, David C. Phillips and Mary W. Sullivan, each of whom is not an "interested person" of the Company as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent accountants and officers to review accounting principles used by Summit Mutual Funds, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2003, the audit committee held three meetings.

The Board has a standing nominating committee, which consists of George M. Callard, M.D., Yvonne L. Gray and David C. Phillips, each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2003, the nominating committee held no meetings. The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202.

Directors owned outstanding shares of Summit Mutual Funds as follows:


                                                Aggregate Dollar Range
                                                 of Equity Securities
                         Dollar Range of Equity     in ALL Registered Investment
                         Securities in the Fund   Companies Overseen by Director in
Name of Director             as of 06/30/04        Family of Investment Companies
----------------         ----------------------    --------------------------------
George M. Callard, M.D.          $1 - $10,000                $1 - $10,000
Theodore H. Emmerich        $50,001 - $100,000          $50,001 - $100,000
Yvonne L. Gray                   $1 - $10,000                $1 - $10,000
David C. Phillips           $50,001 - $100,000           $10,001 - $50,000
Mary W. Sullivan            $50,001 - $100,000          $50,001 - $100,000
Steven R. Sutermeister          Over $100,000               Over $100,000


As of the date of this Statement of Additional Information, officers and directors of Summit Mutual Funds, as a group, owned less than 1% of the outstanding shares of Summit Mutual Funds. Directors who are not officers or employees of The Union Central Life Insurance Company ("Union Central") or Adviser are paid a fee plus actual out-of-pocket expenses by Summit Mutual Funds for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2003 were $115,600.

As of December 31, 2003, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of Summit Mutual Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser of principal underwriter of Summit Mutual Funds.


                        Compensation Table

           (1)             (2)           (3)           (4)            (5)
                                      Pension or
                                      Retirement                Total
                                       Benefits   Estimated  Compensation
                                      Accrued as   Annual     From Fund
                         Aggregate      Part of   Benefits     and Fund
Name of Person,         Compensation     Fund       Upon     Complex Paid
Position                 From Fund     Expenses  Retirement  to Directors
----------------------   ---------   ----------  ----------  ------------
George M. Callard, MD*   $19,500        -          -          $19,500
Director
Theodore H. Emmerich     $20,100        -          -          $20,100
Director
Yvonne L. Gray           $19,500        -          -          $19,500
Director
David C. Phillips        $19,500        -          -          $19,500
Director
Mary W. Sullivan         $19,000        -          -          $19,000
Director
Steven R. Sutermeister     N/A          N/A        N/A          N/A
Director

*	Dr. Callard has deferred his compensation in past years.  As of
December 31, 2003, the total amount deferred, including interest, was $115,181.

Control Persons
As set forth in the Prospectus, Union Central has voting control of the Fund, owning at least 90% of each class of shares. Union Central, whose address is 1876 Waycross Road, Cincinnati, Ohio 45240, is a mutual insurance company organized under the laws of the state of Ohio.

Investment Adviser
Summit Mutual Funds has entered into an Investment Advisory Agreement with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Elm Street, Suite 2525,Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are: Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary. Pursuant to the Agreement, Summit Mutual Funds has retained the Adviser to manage the investment of each Fund's assets, including the placing of orders for the purchase and sale of Fund securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of Summit Mutual Funds. The Adviser continuously furnishes an investment program for each Fund, is responsible for the actual management of each Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Funds in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for Summit Mutual Funds. The Adviser may utilize the advisory services of subadvisers for one or more of the Funds.

Payment of Expenses
Summit Mutual Funds has also entered into an Administrative Services Agreement with the Adviser in which the Adviser, at its expense, maintains certain of Summit Mutual Funds' books and records (other than those provided by U. S. Bancorp Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as Summit Mutual Funds may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of Summit Mutual Funds, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by Summit Mutual Funds.

Each Fund pays all other expenses incurred in its operation and a portion of Summit Mutual Funds' general administration expenses allocated on the basis of the asset size of the respective Funds. Expenses other than the Adviser's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Fund securities, transfer taxes, transaction expenses of the custodian, royalty or license fees, pricing services used by only one or more Funds, and other costs properly payable by only one or more Funds. Expenses which are allocated on the basis of size of the respective Funds include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Fund base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of Summit Mutual Funds' operation properly payable by Summit Mutual Funds and allocable on the basis of size of the respective Funds. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Fund or allocated on the basis of the size of the respective Funds. The directors have determined that this is an appropriate method of allocation of expenses.

Limitation of Expenses
The Adviser will pay any expenses of the Money Market Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .10% of that Fund's net assets. The Adviser will pay any expenses of the Short-term Government Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .28% of that Fund's net assets. The Adviser will pay any expenses of the Nasdaq-100 Index Fund and the Total Stakeholder Impact Fund, other than the advisory fees for those Funds, to the extent that such expenses exceed .30% of that Fund's net assets. The Adviser will pay any expenses of the Nasdaq-100 Index Fund Class F and the Total Stakeholder Impact Fund Class F, other than the advisory fee for the Fund, to the extent that such expenses exceed .55% of that Fund's net assets. The Adviser will pay any expenses of the Everest Fund Class F, other than the advisory fee for that Fund, to the extent that such expenses exceed .51% of that Fund's net assets.

Advisory Fee
As full compensation for the services and facilities furnished to the Funds and expenses of the Funds assumed by the Adviser, the Funds are contractually obligated to pay the Adviser monthly compensation calculated daily as described on page 21 of the Prospectus. The compensation for each Fund for the fiscal years ended September 30, 2003, 2002 and 2001, respectively, were as follows:

                                           2003                  2002               2001
                                    -------------------  -------------------- -------------------
                                              Expense               Expense             Expense
                                             Reimburse-            Reimburse-          Reimburse-
                                               ments                 ments              ments
                                    Advisory    Paid     Advisory    Paid     Advisory   Paid
                                      Fee    by Adviser    Fee     by Adviser   Fee    by Adviser
                                    -------- ----------  --------  ---------- -------- ----------
Nasdaq-100 Index Fund               $37,972    $80,118   $33,564    $66,802    $35,709   $49.363
Total Stakeholder Impact Fund       $16,459    $89,037   $18,292    $62,621    $15,256   $61,490
Everest Fund                       $286,669         --  $377,011         --   $370,870   $10,805
Bond Fund                          $463,153         --  $468,718         --   $404,346    $7,558
Short-term Government Fund         $142,548    $24,786   $84,130    $44,534    $59,422   $23,253
Money Market Fund                  $426,457   $132,494  $331,772   $143,451   $256,137   $37,606
High Yield Bond Fund               $115,811         --  $121,128         --    $31,455        --

Investment Advisory Agreement and Administrative Services
Agreement
Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of Summit Mutual Funds or by a majority of the outstanding shares of Summit Mutual Funds, including a majority of the outstanding shares of each Fund; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by Summit Mutual Funds on 60 days notice, and by the Adviser on 90 days notice.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment Advisory Agreement that eliminated certain administrative responsibilities enumerated in the Investment Advisory Agreement for all of the Funds and incorporated them into a separate administrative services agreement between Summit Mutual Funds and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001. Administrative responsibilities including:
o preparing, maintaining, analyzing and reporting on the Funds' and Portfolios' expenses,
o  authorizing payment of Fund and Portfolio expenses,
o  coordinating completion of annual audits,
o  drafting semi-annual and annual financial statements,
o  preparing tax returns,
o  coordinating Board meetings,
o  preparing and filing reports to the SEC and states, and
o coordinating and managing procedures for compliance with federal and state regulations are now covered by a separate administrative services agreement between Summit Mutual Funds and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services.

The Investment Advisory Agreement provides that the Adviser shall not be liable to Summit Mutual Funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by Summit Mutual Funds or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will also be held to the aforementioned standard of liability.

The Investment Advisory Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Investment Advisory Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Fund shall be effective only if approved by a majority vote of the outstanding voting securities of that Fund. If the shareholders of any one or more of the Funds should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Fund whose shareholders approved the Agreement.

Investment Subadvisory Agreement
Payments made to subadvisers for the fiscal years ended September
30, 2003, 2002 and 2001, respectively, were as follows:

                       2003        2002        2001
                     --------    --------    --------
Money Market Fund    $225,167    $144,628    $136,476

The Subadvisory Agreement between the Adviser and Deutsche Investment Management Americas Inc. as subadviser for the Money Market Fund was last approved by the Fund's Board of Directors on November 10, 2003, including an affirmative vote of a majority of the disinterested directors. Although the Fund is not a party to this Subadvisory Agreement, the Agreement provides that continuation and termination are subject to the same requirements as the Investment Advisory Agreement between the Adviser and the Fund. Deutsche is subject to the same control and supervision by the Fund's Board of Directors as is the Adviser. The Adviser will pay Deutsche a monthly fee computed on a daily basis, at an annual rate, equal to .20% of the first $50,000,000, .15% of the next $200,000,000, .12% of the next $750,000,000, and .10% of all over $1 billion of the current value of the net assets. The fee is paid by the Adviser, not the Fund. The sole shareholder of the Fund approved the Investment Subadvisory Agreement on April 8, 2002.

Board Review of Advisory Arrangements
The Board of Directors most recently approved the Investment Advisory Agreement, Administrative Services Agreement and the Investment Subadvisory Agreement at a meeting held on November 10, 2003. In determining whether it was appropriate to approve the Investment Advisory Agreement and Investment Subadvisory Agreements, the Board of Directors requested information, provided by the Adviser and the subadviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Directors determined that the Investment Advisory Agreement and the Investment Subadvisory Agreement is consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board of Directors made these determinations on the basis of the following considerations, among, others:

o The investment advisory fees payable to the Adviser and the subadviser under the Investment Advisory Agreement and the Investment Subadvisory Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's and the subadviser's relationship with the Funds, and the comparability of the proposed fee to fees paid by comparable mutual funds;
o The Investment Advisory Agreement and the Investment Subadvisory Agreement did not increase current investment advisory fees or overall operating expenses of each Fund to which it applies over historical fee and expense levels;
o The continuity of each Fund's current portfolio manager and other persons responsible for management of the Fund, which should help ensure continuity of management and consistency of performance;
o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser and the subadviser, in light of the high quality services provided to the Funds in the past and to the other mutual funds advised by the Adviser, and the Funds' historic performance, including achievement of stated investment objectives;
o The Adviser's and the Subadviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;
o The Adviser's and the subadviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds; and
o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and each subadviser.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to Summit Mutual Funds. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Investment Advisory Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement.

Securities Activities of Adviser
Securities held by Summit Mutual Funds may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Funds or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Funds, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Funds) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

Code of Ethics
The Adviser, as well as Summit Mutual Funds, has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Employees of the Adviser are permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Adviser's code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

DETERMINATION OF NET ASSET VALUE

As described on page 47 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Fund securities of the Fund will not materially affect the current net asset value of the shares of a Fund.

Securities held by the Funds, except for money market instruments maturing in 60 days or less, will be valued as follows:
Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the Nasdaq National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

            PURCHASE AND REDEMPTION OF SHARES

The Fund offers two classes of shares to Union Central and its exempt separate accounts, as well as to other investors: Class A and Class I. The Bond Fund, Short-term Government Fund, Money Market Fund and High Yield Bond Fund are available in Class I shares only, which are offered without a sales charge to institutional investors and other investors meeting an account minimum. The Everest Fund, Nasdaq-100 Index Fund and Total Stakeholder Impact Fund are each available in Class A and Class I shares. The Class A and Class I shares of the Everest Fund, Nasdaq-100 Index Fund and Total Stakeholder Impact Fund represent an identical interest in the investment portfolio of that respective Fund, and have the same rights, except that Class A shares are subject to an initial sales charge and bear the expenses Rule 12b-1 plan fees, as explained in the Prospectus. The Rule 12b-1 plan fees that are imposed on Class A shares are imposed directly against Class A shares and not against all assets of the Fund. Accordingly, such fees do not affect the net asset value of the Class I shares.

Shareholders purchase shares at the public offering price (in the case of Class A shares, generally net asset value plus the initial sales charge) and redeem shares at the net asset value next determined after receipt and acceptance of a purchase order or receipt of a redemption request. The public offering price is effective for orders received by the Funds or their agents, which currently include dealers and their authorized representatives, prior to the time of determination of the net asset value. Dealers are responsible for promptly transmitting purchase and redemption orders to the Distributor. For Class A shares of the Fund, the excess of the offering price over the net amount invested is distributed to the Fund's Distributor as a concession; and the Distributor may then re-allow some or all of the sales concessions to intermediaries selling shares of the Funds.

Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that shareholder services fees in relation to Class A shares of a respective Fund are borne exclusively by that class.

Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Fund securities or determination of the net asset value of a Fund is not reasonably practicable; and the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


                               TAXES

The discussion herein and in the Prospectus relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can very depending upon specific circumstances, investors should consult their own tax advisers regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

It is not anticipated that any of the distributions by the Funds will qualify for the recently enacted reduced tax rates on qualified dividends and any portion that does qualify will not be significant.

Taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability.

                 FUND TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of each Fund, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Fund has any obligation to deal with any dealer or group of dealers in the execution of transactions in Fund securities. In placing orders, it is the policy of the Funds to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

If the securities in which a particular Fund of Summit Mutual Funds invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Fund securities transactions of each Fund will consist primarily of brokerage commission or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Funds will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

During the fiscal year ended September 30, 2003, 31% of Summit Mutual Funds' total brokerage was allocated to brokers who furnish statistical data or research information. Brokerage commissions paid during the fiscal years ended September 30, 2003, 2002 and 2001 were $136,713, $244,755 and $313,855, respectively.

                       DISTRIBUTOR

Carillon Investments, Inc. ("the "Distributor"), P.O. Box 40888, Cincinnati, Ohio 45240, an affiliate of the Adviser, serves as the Funds' distributor or principal underwriter pursuant to a Distribution Agreement with Summit Mutual Funds dated February 25, 2000. The Distributor is registered as a broker-dealer under the 1934 Act and is a member of the NASD. The offering of Fund shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders, and printing and mailing sales literature.
The Everest Fund Class A, Nasdaq-100 Index Fund Class A and Total Stakeholder Impact Fund Class A pay the Distributor a fee, not exceeding, on an annual basis, 0.25% of the average daily net assets attributable to their Class A shares ("12b-1 fee"), for
(a) payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions ("Participating Organizations") for distribution assistance and/or shareholder services provided to holders of Class A shares of a Fund pursuant to an agreement between the Distributor and the Participating Organization (including, but not limited to, distributing sales literature; answering routine shareholder inquiries about the Company or Class A shares; assisting shareholders in changing dividend options, account designation and address, and in enrolling into any of several retirement plans offered in connection with the purchase of Class A shares of a Fund; assisting in the establishment and maintenance of customer accounts and records and in the purchase and redemption transactions; investing dividends and capital gains distributions automatically in Class A shares; and providing such other information and services as the Company or the shareholder may reasonably request); or (b) reimbursement of expenses incurred by a Participating Organization pursuant to an agreement in connection with distribution assistance and/or shareholder service, including, but not limited to, the reimbursement of expenses relating to printing and distributing prospectuses to persons other than holders of Class A shares, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class A shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries. For purposes of the Plan, a Participating Organization may include the Distributor or any of its affiliates or subsidiaries. It is anticipated that the Plan will benefit the Class A shareholders of the Funds by, among other ways: making the Class A shares a more attractive investment alternative in a competitive marketplace, which may result in increased assets to the benefit the Funds and their investors by increasing investment opportunities and diversification and reducing per share operating expenses; increasing the number of distribution channels for Class A shares; and providing incentive to Participating Organizations to incur promotional expenses on behalf of the Funds, which may assist in asset growth.

Pursuant to Rule 12b-1 under the 1940 Act, the Plan that has been approved by the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreements. The Board of Directors of the Fund shall review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

The 12b-1 Plan may be terminated at any time with respect to a Fund's Class A shares by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding Class A shares of that Fund. The Plan may be amended by vote of the Directors, including a majority of the Independent Directors. Any amendment of the Plan that would materially increase the distribution expenses of a Fund's Class A shares requires approval by the Class A shareholders of that respective Fund.

For the fiscal year ended September 30, 2003, expenses paid for the Funds' Class A shares were:

                       12b-1 Expenses Paid
                       -------------------
        Everest Fund Class A                         0
        Nasdaq-100 Fund Class A                    246.74
        Total Stakeholder Impact Fund Class A       40.63

The Distributor has also entered into a shareholder services agreement with the Adviser under which it supervises and monitors shareholder fulfillment services provided by U. S. Bancorp Fund Services, LLC, and provides certain shareholder services relative to the Summit Apex Series of Funds. In consideration for its services, the Adviser pays Carillon Investments a monthly fee of $2,000, and pays or reimburses it for any actual out-of-pocket expenses, as well as for the fees charged by U. S. Bancorp for providing shareholder fulfillment services.


Dealer Reallowances
Summit Mutual Funds sells shares directly and through broker-dealers and other authorized financial intermediaries. When you buy shares, the Funds receive the entire net asset value of the shares you purchase, and the Distributor keeps the sales charge. The Distributor "reallows" a portion of the sales charge to dealers and other intermediaries in accordance with the schedule set forth in the prospectus. From time to time, the Distributor may enter into agreements under which the dealer reallowance is less than the amounts indicated in the prospectus, in which case the Distributor will benefit to the extent of the reduction in dealer reallowance.

To the extent permitted by applicable laws and regulations, including the rules of the NASD, Inc., the Distributor may compensate broker-dealers via non-cash compensation, such as prizes, merchandise, and attendance at seminars (including lodging and travel expenses).


                   PROXY VOTING PROCEDURES

Attached as Appendix B is a copy of the Fund's Proxy voting procedures

                    GENERAL INFORMATION

Capital Stock
Summit Mutual Funds is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. Summit Mutual Funds was incorporated under the laws of the State of Maryland on January 30, 1984. Summit Mutual Funds is a series fund with twenty-nine classes of stock, ten of which are no longer offered to shareholders. Shares (including fractional shares) of each fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that fund. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Board of Directors of the Fund approved the Total Stakeholder Impact Fund's name change from its former name, "Total Social Impact Fund," effective as of October 1, 2004.

The authorized capital stock of Summit Mutual Funds consists of 810,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                    Authorized Capital Stock
Summit Pinnacle Series
Zenith Portfolio                        40,000,000 shares
Bond Portfolio                          30,000,000 shares
Capital Portfolio*                      30,000,000 shares
S&P 500 Index Portfolio                 30,000,000 shares
Micro-Cap Portfolio*                    20,000,000 shares
S&P MidCap 400 Index Portfolio          20,000,000 shares
Balanced Index Portfolio                20,000,000 shares
Lehman Aggregate Bond Index Portfolio   20,000,000 shares
Russell 2000 Small Cap Index Portfolio  20,000,000 shares
Nasdaq -100 Index Portfolio             20,000,000 shares
EAFE International Index Portfolio      20,000,000 shares

Summit Apex Series
Money Market Fund                       200,000,000 shares
S&P 500 Index Fund*                     20,000,000 shares
S&P MidCap 400 Index Fund*              20,000,000 shares
Russell 2000 Small Cap Index Fund*      20,000,000 shares
Balanced Index Fund*                    20,000,000 shares
Nasdaq-100 Index Fund                   20,000,000 shares
Lehman Aggregate Bond Index Fund*       20,000,000 shares
Micro-Cap Fund*                         20,000,000 shares
Bond Fund                               20,000,000 shares
Everest Fund                            20,000,000 shares
Total Stakeholder Impact Fund           20,000,000 shares
Short-term Government Fund              20,000,000 shares
High Yield Bond Fund                    20,000,000 shares
Emerging Markets Bond Fund*             20,000,000 shares
EAFE International Index Fund*          20,000,000 shares
Nasdaq-100 Index Fund Class F           20,000,000 shares
Total Stakeholder Impact Fund Class F   20,000,000 shares
Everest Fund Class F                    20,000,000 shares

* The Capital Portfolio, Micro-Cap Portfolio, Balanced Index Fund, EAFE International Index Fund, Emerging Markets Bond Fund, Lehman Aggregate Bond Index Fund, Micro-Cap Fund, Russell 2000 Small Cap Index Fund, S&P 500 Index Fund and S&P MidCap 400 Index Fund are no longer offered to shareholders.

The Board of Directors may change the designation of any Fund and may increase or decrease the number of authorized shares of any Fund, but may not decrease the number of authorized shares of any Fund below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in net assets of such Fund remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of Summit Mutual Funds has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, Summit Mutual Funds shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. Summit Mutual Funds intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Fund, only shares of the respective Fund are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of Summit Mutual Funds voting for the election of directors can elect all of the directors of Summit Mutual Funds if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Funds are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Funds. Matters that affect all Funds but where the interests of the Funds are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Fund. Matters affecting only one Fund, such as a change in its fundamental policies, are voted on separately by that Fund.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting securities of Summit Mutual Funds.

The phrase "a majority of the outstanding voting securities" of a Fund (or of Summit Mutual Funds) means the vote of the lesser of:
(1) 67% of the shares of the Fund (or Summit Mutual Funds) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or Summit Mutual Funds).

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Funds' articles of incorporation whereby the Board is permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Portfolios that could affect relative voting power of shares in matters requiring a company-wide vote. On November 9, 2001, the Board of Directors authorized a 1-for-5 reverse stock split for all of the Funds except the Money Market Fund. The effective date of the reverse stock split was February 19, 2002.

It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of shareholders.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which Summit Mutual Funds has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                      INDEPENDENT AUDITORS

This Statement of Additional Information incorporates by reference the Summit Apex Series financial statements dated September 30, 2003 and March 31, 2004 from the Summit Mutual Funds annual report dated September 30, 2003 and semi-annual report dated March 31, 2004, respectively. The financial statements of Summit Mutual Funds for the fiscal year ended September 30, 2003 have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, as indicated in their report dated November 18, 2003, which, along with the financial statements, is incorporated herein by reference to the Fund's annual report dated September 30, 2003 relating to the Summit Apex Series.


    APPENDIX A:  NASDAQ AND TOTAL STAKEHOLDER IMPACT DISCLAIMERS

NASDAQ
"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds and the Nasdaq 100 Index Fund. The Nasdaq 100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq 100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

TOTAL STAKEHOLDER IMPACT
The Total Stakeholder Impact Ratings were previously calculated and produced by the Total Social Impact Foundation, Inc., which is no longer in existence. The Total Social Impact Foundation, Inc., or its successors, or assigns with respect to the TSI Ratings, (collectively "TSI") makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of TSI to track general stock market performance.


            APPENDIX B:  PROXY VOTING PROCEDURES

SUMMIT MUTUAL FUNDS, INC.
PROXY VOTING GUIDELINES
(REVISED 2/28/03)

Summit will vote each proxy based on our duty to act on behalf of our client's best interests and to comply with SEC rules governing proxy voting and documenting and reporting. Any material conflicts between the interests of the Adviser and those of the Funds' shareholders will be resolved to protect the shareholders' interest. Potential material conflicts should be reported to the Funds' officers as Portfolio Managers become aware of them. The officers will resolve these conflicts (consulting with the Chair of the Audit Committee of the Board of Directors as necessary) and report them to the Directors. The following general guidelines, approved by the Fund's Board of Directors will be used to judge the appropriateness of individual proposals.

Passively Managed Funds
In most circumstances, proxies will be voted FOR management's recommended position on each proposal*. If voted otherwise, the circumstance will be explained and documented; and the decision process will follow the same general guidelines as those applicable to Actively Managed Funds. The Total Stakeholder Impact Fund proxies will be voted in line with the stakeholder criteria established in the "Corporate Social Responsibility Issues" section.

Actively Managed Funds
Proxies will be normally voted under the general guidelines listed below. Individual cases will be considered in unusual circumstances.

        CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

Summit will typically vote AGAINST the following:

o Supermajority provisions specifying more than two-thirds of voting shares.
o  Efforts to make takeover activities more difficult.
o Fair price provisions entrenching management to the disadvantage of shareholders.
o  Stock authorizations if used as an anti-takeover device.
o  Reincorporation if used strictly as an anti-takeover device.
o  Two-tier voting plans adopted for defensive purposes.
o  Greenmail payments.

Summit will typically vote FOR the following:

o Stock authorizations if used for additional financing activity with a specific business purpose.
o  Efforts to make takeover activity easier.
o  Redeeming or submitting poison pills to shareholder vote.
o Seeking shareholder approval for issuing a large block of stock to one investor.

*Management has engaged the custodian to vote proxies in the passive funds.

         CORPORATE GOVERNANCE, DIRECTORS,
          EXECUTIVES AND COMPENSATION

Summit will typically vote AGAINST the following:

o  Stock option plans diluting ownership by more than 10%.
o  Issuance of discounted options.
o  Provisions to re-price options.
o  Director stock option plans.
o Authority granted to the Board to amend the plan without prior shareholder approval.
o Requiring outside directors to own a specified number of shares.
o  Excessive "golden parachute" proposals.

Summit will typically vote FOR the following:

o  Requiring a majority of independent Directors.
o Formation of an executive compensation committee that is composed entirely of Independent Directors.
o  Election of proposed directors.
o Re-Election of current auditors; a change in auditors will be more closely analyzed.

                 DOCUMENTATION & REPORTING

Management will review and ask for approval of the Policy with the Board at least annually. The Policy statement will be included in Statements of Additional Information, posted on the Funds' website and available upon request.

Summit will compile and maintain records of votes as necessary to comply with governing regulations, including the annual filing of Form N-PX with the SEC. Summit plans to post proxy voting records on the Funds' website.

Votes that are inconsistent with a Fund's written policies and procedures will be reported and explained at Board of Directors meetings.

         CORPORATE SOCIAL RESPONSIBILITY ISSUES

Summit Investment Partners through its sponsorship of the Total Stakeholder Impact Fund and the Total Social Impact Foundation has a broad mission to promote appropriate standards of corporate/business responsibility, behavior and citizenship in a global society. TSI achieves its mission by supporting and encouraging PRINCIPLED BUSINESS LEADERSHIP, best defined as the way business people lead and manage to create a global society that is more prosperous, sustainable and equitable. Summit believes that building long-term shareholder value is consistent with directors giving careful consideration to social responsibility issues and the common good. Boards of both U.S. and international companies should develop policies and practices that recognize the importance of all corporate stakeholders including: customers, employees, owners/investors, suppliers, competitors, communities and the environment. Each company should avoid the deliberate and knowing exploitation of any stakeholder and should establish open channels of communication permitting all stakeholders to express their concerns. Trust and transparency should be a corporate priority. Summit will carefully review proxy issues that address respect for stakeholders and vote in accordance with the following Total Stakeholder Impact Fund proxy voting guidelines.

                TOTAL STAKEHOLDER IMPACT FUND
                   PROXY VOTING GUIDELINES

These Guidelines summarize the Fund's positions on various issues of concern to Total Stakeholder Impact investors and indicate how Summit Mutual Funds (SMF) will vote its shares on each issue. However, SMF has the fiduciary duty to its shareholders to examine each resolution offered and the context in which it applies. For that reason, there may be rare instances in which the Adviser may not vote the Fund's shares in strict adherence to these Guidelines.

SMF believes these Guidelines will address issues covering all stakeholders within an organization.

                       CUSTOMERS

Products Marketed Which Prevailing Evidence Deems Harmful in any
Country:
The Total Stakeholder Impact (TSI) Fund is concerned with the marketing of any product or service, which may be deemed harmful, particularly to vulnerable consumer groups. Specific examples may include marketing tobacco/alcohol to under-aged groups or of infant formula as a substitute to vulnerable groups in other countries. SMF expects the advertising/labeling of all products to be complete, fair, honest and respectful, including compliance with consumer codes and redress through recalls, warranties and claim procedures. Shareholders have asked companies to adopt smoke-free policies and to adopt a policy of honest labeling of their products and to implement programs to ensure that they do not sell harmful products to minors or to youth in developing countries. Shareholders have also asked for reports that address these issues and to develop policies and practices which would ensure advertising is not manipulative or misleading.

SMF will SUPPORT these resolutions.


                          EMPLOYEES

Equal Employment Opportunity and Affirmative Action Report:
All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include:

o A chart identifying employees by sex, race and various job categories defined by the EEOC;
o A description of affirmative action policies and programs in place;
o  The company's Form EEO-1 disclosure report;
o A description of programs designed to increase the number of women and/or minority managers;
o A description of how the company is working to eliminate "glass ceilings" for female and minority employees;
o A report on any material litigation in which the company is involved concerning race, gender or the physically challenged;
o A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers; and
o A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses.

SMF will SUPPORT these resolutions.

Relative Compensation Levels:
A few companies have set a maximum range they will tolerate between the salaries of the lowest- and highest-paid employees. Shareholders have asked other companies for reports comparing the compensation packages of the average and lowest wage earners to those of top management.

SMF will SUPPORT these resolutions.

                         OWNERS/INVESTORS

Board Diversity:
Shareholders have asked companies to report on:

o Efforts to encourage diversified representation (more females & minorities) on the board; Shareholders want to see at least 10% minority makeup of each Board;
o  Criteria for board qualification;
o The process of selecting board nominees, and board committee members; and
o A public statement committing the company to a policy of board inclusiveness, with a program of steps to be taken and the time line expected to move in that direction.

SMF will SUPPORT these resolutions.

Executive Compensation:
SMF supports reasonable compensation packages for managers and directors, including stock options. In general, SMF does not regard as reasonable:

o  Executive compensation greater than $10 million.
o  Stock options greater than 10% of the market cap.
o Executive compensation that is not linked to stakeholder performance.
o Corporate governance policies that do not balance the interests of all stakeholders.
o Non-disclosure of salaries of top management beyond those the SEC requires in the proxy statement.

SMF will SUPPORT such resolutions.

                       SUPPLIERS

Process for Seeking, Encouraging and Preferring Suppliers & Contractors Whose Employment Practices Respect Human Dignity:
Shareholders have asked companies to prepare a Code of Ethics/Code of Conduct in dealing with their suppliers/contractors, and to determine action for any violations of such codes, addressing such issues as health and safety, fair employment, labor and wage practices, as well as standards of living.

SMF will SUPPORT these resolutions.

Enforces Process for Seeking, Encouraging and Preferring Suppliers & Contractors Whose Employment Practices Respect Human
Dignity:
Shareholders have asked companies to take timely steps to address violations of codes of ethics by suppliers/contractors, to provide training and on-site inspections of their suppliers/contractors. They have also asked the companies to accept independent monitoring of the suppliers/contractors and to make such investigation results available to the public, including all relating litigation revolved around such audits.

SMF will SUPPORT these resolutions.

                        COMPETITIORS

Honesty and Integrity in all Business Dealings:
SMF supports responsible trade and is interested in business practices that:

o  Do not offer, pay, solicit or accept bribes in any form.
o Respect both tangible and intellectual property rights (such as patent infringements).
o Fostering of progressive and judicious liberalization of trade and responsible investment.
o Are not involved in antitrust, civil actions or related fines.
o Openly participates in industry associations/codes of conduct.
o Do not engage in cartels, spheres of influence or excessive/unfair patent protection, and hostile takeovers for purpose of limiting competition and fair trade.

SMF will SUPPORT such resolutions.

                         COMMUNITIES

Justice for Indigenous Peoples:
Shareholders have asked companies to report on their mining operations on indigenous lands and to address the impact and implications of their activities on both the land and the people.

SMF will SUPPORT these resolutions.

Community Sustainability:
SMF supports policies that strive to contribute to the long-term sustainability of the local community. In doing so, SMF is interested in business practices that:

o Demonstrate compliance with recognized labor, health & safety, and environmental standards
o Do not use the mobility of capital/immobility of labor as an unfair tool against stakeholders
o Do not use the covert means (transfer pricing) for removing profits from communities
o Reflects the company has a senior executive/structure responsible for all matters of human rights including a reporting mechanism
o Disclose labor and human rights tribunal cases and lawsuits settled against the company
o Has a plant closure practice that provides proper notice and transition aid for employees
o Donate money, service and assistance to community/ charitable causes

SMF will SUPPORT such resolutions.

                            ENVIRONMENT

CERES Principles:
The Coalition for Environmentally Responsible Economics (CERES) was formed in 1989 in the wake of the Exxon Valdez disaster. It developed a set of ten principles, now called the CERES
Principles, to guide corporate decisions that affect the environment. By subscribing to the Principles, a company commits itself to:

o Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration;
o  Set definitive goals and a means of measuring progress; and
o Inform the public in an environmental report published in the format of a CERES report.

Shareholders have submitted resolutions asking corporations to study the Principles or to subscribe to them.

SMF will SUPPORT these resolutions.

Respect for the Environment and the Community:
The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates. Shareholders have asked for the adoption of policies making information available to enable neighbors to assess a facility's potential impact.

SMF will SUPPORT these resolutions.

Shareholders are interested in companies who adhere to the following in their activities:

o Company has established an environmental office/structure reporting to the Board
o Employee remuneration at all levels is linked to corporate environmental performance
o Company accepts and implements its responsibility for life cycle impacts and full cost accounting associated with its products/services
o Company engages in restoration and conservation of natural resources, and sets future program targets

SMF will SUPPORT such resolutions.

                   TRUST & TRANSPARENCY

Respect for the Rules/Beyond Law Toward a Spirit of Trust:
Business should recognize that sincerity, candor truthfulness, the keeping of promises, and transparency contribute not only to their credibility and stability, but also to the smoothness and efficiency of business transactions, particularly on the international level. Everyone is a stakeholder in these principles. The lack of trust and transparency creates a significant degradation of economic growth. Shareholders are interested in companies who:

o Adhere to international standards/protocols relevant to their products/services
o Are fully committed to fair trade practices and actively participate in voluntary codes and standards.
o Inform stakeholders in a published annual report about significant and material violations or corporate policies including codes of conduct, adverse decisions by tribunals or courts, and results of internal audits or analyses of corporate activities and all relevant information.
o Has the senior administrative officer of each significant unit of the company as well as the CEO annually signing a letter representing that:
   ~ Neither the company (unit) nor any of its authorized representatives has been party to the offering, paying, or receiving of bribes;
   ~ No payments have been made which knowingly violate the laws of the countries in which the company operates;
   ~ No receipts or payments of monies or other assets derived from the company (unit) have been either unrecorded or falsified.
o Provides training for directors/employees regarding ethical issues and codes of conduct.
o Has a mechanism (ethics committee) to address ethical issues of concern raised by employees.
o Respects the right of shareholders/stakeholders to submit proposals to management/the Board.
o Demonstrates no evidence of participation in cartels, spheres of influence, or unfair patent protection.

SMF will SUPPORT such resolutions.

                  TOTAL STAKEHOLDER IMPACT FUND
                  PROXY VOTING GUIDELINES

These Guidelines summarize the Fund's positions on various issues of concern to Total Stakeholder Impact investors and indicate how Summit Mutual Funds (SMF) will vote its shares on each issue. However, SMF has the fiduciary duty to its shareholders to examine each resolution offered and the context in which it applies. For that reason, there may be rare instances in which the Adviser may not vote the Fund's shares in strict adherence to these Guidelines.

SMF believes these Guidelines will address issues covering all stakeholders within an organization.

                         CUSTOMERS

Products Marketed Which Prevailing Evidence Deems Harmful in any
Country:
The Total Stakeholder Impact (TSI) Fund is concerned with the marketing of any product or service, which may be deemed harmful, particularly to vulnerable consumer groups. Specific examples may include marketing tobacco/alcohol to under-aged groups or of infant formula as a substitute to vulnerable groups in other countries. SMF expects the advertising/labeling of all products to be complete, fair, honest and respectful, including compliance with consumer codes and redress through recalls, warranties and claim procedures. Shareholders have asked companies to adopt smoke-free policies and to adopt a policy of honest labeling of their products and to implement programs to ensure that they do not sell harmful products to minors or to youth in developing countries. Shareholders have also asked for reports that address these issues and to develop policies and practices which would ensure advertising is not manipulative or misleading.

SMF will SUPPORT these resolutions.

                          EMPLOYEES

Equal Employment Opportunity and Affirmative Action Report:
All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include:
o A chart identifying employees by sex, race and various job categories defined by the EEOC;
o A description of affirmative action policies and programs in place;
o  The company's Form EEO-1 disclosure report;
o A description of programs designed to increase the number of women and/or minority managers;
o A description of how the company is working to eliminate "glass ceilings" for female and minority employees;
o A report on any material litigation in which the company is involved concerning race, gender or the physically challenged;
o A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers; and
o A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses.

SMF will SUPPORT these resolutions.

Relative Compensation Levels:
A few companies have set a maximum range they will tolerate between the salaries of the lowest- and highest-paid employees. Shareholders have asked other companies for reports comparing the compensation packages of the average and lowest wage earners to those of top management.

SMF will SUPPORT these resolutions.

                       OWNERS/INVESTORS

Board Diversity:
Shareholders have asked companies to report on:
o Efforts to encourage diversified representation (more females & minorities) on the board; Shareholders want to see at least 10% minority makeup of each Board;
o  Criteria for board qualification;
o The process of selecting board nominees, and board committee members; and
o A public statement committing the company to a policy of board inclusiveness, with a program of steps to be taken and the time line expected to move in that direction.

SMF will SUPPORT these resolutions.

Executive Compensation:
SMF supports reasonable compensation packages for managers and directors, including stock options. In general, SMF does not regard as reasonable:
o  Executive compensation greater than $10 million
o  Stock options greater than 10% of the market cap
o Executive compensation that is not linked to stakeholder performance
o Corporate governance policies that do not balance the interests of all stakeholders
o Non-disclosure of salaries of top management beyond those the SEC requires in the proxy statement

SMF will SUPPORT such resolutions.

                      SUPPLIERS

Process for Seeking, Encouraging and Preferring Suppliers & Contractors Whose Employment Practices Respect Human Dignity:
Shareholders have asked companies to prepare a Code of Ethics/Code of Conduct in dealing with their suppliers/contractors, and to determine action for any violations of such codes, addressing such issues as health and safety, fair employment, labor and wage practices, as well as standards of living.

SMF will SUPPORT these resolutions.

Enforces Process for Seeking, Encouraging and Preferring Suppliers & Contractors Whose Employment Practices Respect Human
Dignity:
Shareholders have asked companies to take timely steps to address violations of codes of ethics by suppliers/contractors, to provide training and on-site inspections of their suppliers/contractors. They have also asked the companies to accept independent monitoring of the suppliers/contractors and to make such investigation results available to the public, including all relating litigation revolved around such audits.

SMF will SUPPORT these resolutions.

                           COMPETITIORS

Honesty and Integrity in all Business Dealings:
SMF supports responsible trade and is interested in business practices that:
o  Do not offer, pay, solicit or accept bribes in any form
o  Respect both tangible and intellectual property rights
   (such as patent infringements)
o Fostering of progressive and judicious liberalization of trade and responsible investment
o  Are not involved in antitrust, civil actions or related fines
o  Openly participates in industry associations/codes of conduct
o Do not engage in cartels, spheres of influence or excessive/unfair patent protection, and hostile takeovers for purpose of limiting competition and fair trade

SMF will SUPPORT such resolutions.

                           COMMUNITIES

Justice for Indigenous Peoples:
Shareholders have asked companies to report on their mining operations on indigenous lands and to address the impact and implications of their activities on both the land and the people.

SMF will SUPPORT these resolutions.

Community Sustainability:
SMF supports policies that strive to contribute to the long-term sustainability of the local community. In doing so, SMF is interested in business practices that:
o Demonstrate compliance with recognized labor, health & safety, and environmental standards
o Do not use the mobility of capital/immobility of labor as an unfair tool against stakeholders
o Do not use the covert means (transfer pricing) for removing profits from communities
o Reflects the company has a senior executive/structure responsible for all matters of human rights including a reporting mechanism
o Disclose labor and human rights tribunal cases and lawsuits settled against the company
o Has a plant closure practice that provides proper notice and transition aid for employees
o Donate money, service and assistance to community/ charitable causes

SMF will SUPPORT such resolutions.

                       ENVIRONMENT

CERES Principles:
The Coalition for Environmentally Responsible Economics (CERES) was formed in 1989 in the wake of the Exxon Valdez disaster. It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the Principles, a company commits itself to:
o Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration;
o  Set definitive goals and a means of measuring progress; and
o Inform the public in an environmental report published in the format of a CERES report.

Shareholders have submitted resolutions asking corporations to study the Principles or to subscribe to them.

SMF will SUPPORT these resolutions.

Respect for the Environment and the Community:
The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates. Shareholders have asked for the adoption of a policy-making information available to enabling neighbors to assess a facility's potential impact.

SMF will SUPPORT these resolutions.

Shareholders are interested in companies who adhere to the following in their activities:
o Company has established an environmental office/structure reporting to the Board
o Employee remuneration at all levels is linked to corporate environmental performance
o Company accepts and implements its responsibility for life cycle impacts and full cost accounting associated with its products/services
o Company engages in restoration and conservation of natural resources, and sets future program targets

SMF will SUPPORT such resolutions.

                  TRUST & TRANSPARENCY

Respect for the Rules/Beyond Law Toward a Spirit of Trust:
Business should recognize that sincerity, candor truthfulness, the keeping of promises, and transparency contribute not only to their credibility and stability, but also to the smoothness and efficiency of business transactions, particularly on the international level. Everyone is a stakeholder in these principles. The lack of trust and transparency creates a significant degradation of economic growth. Shareholders are interested in companies who:
o Adhere to international standards/protocols relevant to their products/services
o Are fully committed to fair trade practices and actively participate in voluntary codes and standards
o Inform stakeholders in a published annual report about significant and material violations or corporate policies including codes of conduct, adverse decisions by tribunals or courts, and results of internal audits or analyses of corporate activities and all relevant information
o Has the senior administrative officer of each significant unit of the company as well as the CEO annually signing a letter representing that:
   ~ Neither the company (unit) nor any of its authorized representatives has been party to the offering, paying, or receiving of bribes
   ~ No payments have been made which knowingly violate the laws of the countries in which the company operates
   ~ No receipts or payments of monies or other assets derived from the company (unit) have been either unrecorded or falsified
o Provides training for directors/employees regarding ethical issues and codes of conduct
o Has a mechanism (ethics committee) to address ethical issues of concern raised by employees
o Respects the right of shareholders/stakeholders to submit proposals to management/the Board
o Demonstrates no evidence of participation in cartels, spheres of influence, or unfair patent protection

SMF will SUPPORT such resolutions.

                              PART C


                        OTHER INFORMATION

                  SUMMIT MUTUAL FUNDS, INC.

                 PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form
N-1A (Registration No. 2-90309)

(a) Articles of Incorporation of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3, 1984)
(b) By-laws of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3 1984)
(c) Not Applicable
(d) (1) Investment Advisory Agreement - previously filed (initial filing on April 3, 1984)
    (2) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 3
         - May 1, 1987)
    (3) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 15
        - May 1, 1996)
    (4) Subadvisory Agreement - Scudder Kemper Investments, Inc. agreement: previously filed (Post-Effective Amendment No. 29 - June 26, 2000); World Asset Management, L.L.C. agreement: previously filed (Post-Effective Amendment No. 31 - January 31, 2001
    (5) Amendment and Restatement of Investment Advisory Agreement - previously filed (Post-Effective
        Amendment No. 33 - November 30, 2001)
(e) Distribution Agreement - previously filed (Post-
    Effective Amendment No. 26 - April 12, 2000)
(f) Not Applicable
(g) (1) Custody Agreement - filed herewith
    (2) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
(h) (1) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Service Agreement - previously filed (Post-Effective Amendment No. 9 - May 1, 1992)
    (3) Administrative Services Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(i) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(j) Consent of Deloitte & Touche, LLC - filed herewith
(k) Not Applicable
(l) Letter regarding initial capital - previously filed ( Pre-Effective Amendment No. 1 - July 2, 1984)
(m) Distribution and Shareholder Service Plan - previously filed (Post-Effective Amendment No. 38 - February 28, 2002)
(n) Not applicable
(o) Not Applicable
(p) Code of Ethics for Summit Mutual Funds, Inc. and Summit Investment Partners, Inc. - filed herewith

Item 24.  Persons Controlled by or Under Common Control with
Registrant

The Union Central Life Insurance Company ("Union Central") provided the initial investment in Summit Mutual Funds, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

Set forth below is a chart showing the entities controlled by Union Central, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.  The Union Central Life Insurance Company (Ohio)

    A. Carillon Investments, Inc. (Ohio) -100% owned

    B. Carillon Marketing Agency, Inc. (Delaware) -100% owned

       a. Carillon Marketing Agency of Alabama, Inc. (Alabama)
          - 100% owned

       b. Carillon Marketing Agency of Idaho, Inc. (Idaho) -
          100% owned

       c. Carillon Marketing Agency of Kentucky, Inc.
          (Kentucky) - 100 owned

       d. Carillon Marketing Agency of Maine, Inc. (Maine)
          - 100% owned

       e. Carillon Insurance Agency of Massachusetts, Inc.
          (Massachusetts) - 100% owned

       f. Carillon Marketing Agency of New Mexico, Inc.
          (New Mexico) - 100% owned

       g. Carillon Marketing Agency of Ohio, Inc. (Ohio)
          - 100% owned

       h. Carillon Marketing Agency of Pennsylvania, Inc.
          (Pennsylvania) - 100% owned

       i. Carillon Marketing Agency of Texas, Inc. (Texas) -
          100% owned

       j. Carillon Marketing Agency of Wyoming, Inc. (Wyoming)
          - 100% owned

       k. Carillon Marketing Agency of Nevada, Inc. (Nevada) -
          100% owned

    C. Summit Investment Partners, Inc. (Ohio) - 100% owned

    D. Family Enterprise Institute, Inc. (Delaware) - 100% owned

    E. PRBA, Inc. (California) - 100% owned

       a. Price, Raffel & Browne Administrators, Inc. (Delaware)
          - 100% owned

    F. Summit Investment Partners, LLC (Ohio) - 100% owned

    G. Union Central Mortgage Funding, Inc. (Ohio) - 100% owned

II. Summit Mutual Funds, Inc. (Maryland) - At December 31, 2003,
The Union Central Life Insurance Company owned 99% of the outstanding shares of Summit Mutual Funds, Inc.


Item 25. Indemnification

See Exhibits (a) and (b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

Information regarding the officers and directors of Summit
Investment Partners, Inc. ("SIPI") and their business, profession or employment of a substantial nature during the last two years is set forth below.

Name  and            Position with   Principal Occupation(s)
Address             the Adviser     During Past Two Years
-------             -----------     ---------------------
Steven R.           Director,       Senior Vice President, Union Central;
Sutermeister        President       Director, President and Chief
                    and Chief       Executive Officer, Summit Group of
                    Executive       Mutual Funds; Director,
                    Officer         Carillon Investments, Inc.

Gary T. Huffman     Director        Executive Vice President, Union Central

Dale D. Johnson     Director        Senior Vice President and Corporate
                                    Actuary, Union Central

D. Stephen Cole     Vice President  Vice President, Adviser

Thomas G. Knipper   Treasurer       Vice President, Controller,
                                    and Chief Compliance Officer,
                                    Summit Group of Mutual Funds

Patrick J. Reardon  Manager         Treasurer, Summit Group of Mutual Funds

John F. Labmeier    Secretary       Vice President, Associate General Counsel
                                    and Assistant Secretary, Union Central;
                                    Vice President and Secretary
                                    Summit Group of Mutual Funds
                                    and Carillon Investments, Inc.

John M. Lucas       Assistant       Second Vice President, Counsel and
                    Secretary       Assistant Secretary, Union Central

The business address of Messrs. Sutermeister, Cole, Knipper and
Reardon is 312 Elm Street, Cincinnati, Ohio 45202. The business address of Messrs. Huffman, Johnson, Labmeier and Lucas is 1876
Waycross Road, Cincinnati, Ohio 45240.


Item 27.  Principal Underwriters

(a) Carillon Investments, Inc., the principal underwriter for Summit Mutual Funds, Inc., also acts as principal under-writer for Carillon Account and Carillon Life Account.

(b) The officers and directors of Carillon Investments, Inc. and their positions, if any, with Registrant are shown below. The business address of each is 1876 Waycross Road, Cincinnati, Ohio 45240, except for Mr. Sutermeister, whose address is 312 Elm Street, Cincinnati, Ohio 45202.

Name and Position with
Carillon Investments, Inc.     Position with Registrant
--------------------------     ------------------------
Gary T. Huffman                None
Director

Elizabeth G. Monsell           None
Director and President

Steven R. Sutermeister         Director, President and
Director                       Chief Executive Officer

Kevin W. O'Toole               None
Vice President

Connie S. Grosser              None
Vice President, Operations
and Treasurer

Bernard A. Breton              None
Vice President and
Compliance Officer

Andrew VanErp                  None
Vice President

John F. Labmeier               Vice President and Secretary
Vice President and Secretary

John M. Lucas                  Assistant Secretary
Assistant Secretary

John R. Feldman                None
Assistant Vice President

Melissa A. MacKendrick         None
Assistant Treasurer

Joy Clements                   None
Assistant Vice President

    (c) Not applicable.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund, U.S. Bancorp Fund
Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or The
Northern Trust Company, 50 South LaSalle Street, Chicago,
Illinois 60675.

Item 29.  Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Summit Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 30th day of September, 2004.



                                   SUMMIT MUTUAL FUNDS, INC.
(SEAL)

Attest: /s/ John F. Labmeier      By: /s/ Steven R. Sutermeister
                                         Steven R. Sutermeister,
                                                President

     Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                   Date
---------                      -----                   ----
/s/Steven R. Sutermeister      President and          09/30/2004
   Steven R. Sutermeister      Director
                               (Principal
                               Executive Officer)

/s/Thomas G. Knipper           Vice President,        09/30/2004
   Thomas G. Knipper           Controller and
                               Chief Compliance
                               Officer (Principal
                               Financial and
                               Accounting Officer

*/s/George M. Callard, M.D.    Director               09/30/2004
  George M. Callard, M.D.

*/s/Theodore H. Emmerich       Director               09/30/2004
  Theodore H. Emmerich

*/s/Yvonne L. Gray             Director               09/30/2004
  Yvonne L. Gray

*/s/David C. Phillips          Director               09/30/2004
  David C. Phillips

*/s/Mary W. Sullivan           Director               09/30/2004
  Mary W. Sullivan

*/ By John F. Labmeier, pursuant to Power of Attorney previously filed.

                     TABLE OF EXHIBITS


(g)(1)   Custody Agreement
(j)      Consent of Deloitte & Touche LLP
(p)      Code of Ethics for Summit Mutual Funds, Inc.
(p)      Code of Ethics for Summit Investment Partners, Inc.